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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERVAL LEISURE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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INTERVAL LEISURE GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        Notice is hereby given that the Annual Meeting of Stockholders of Interval Leisure Group, Inc., a Delaware corporation, will be held at the Miami Marriott Dadeland located at 9090 South Dadeland Boulevard, Miami, Florida 33156, on Tuesday, June 15, 2010, at 1:00 p.m., local time, for the following purposes:

  1.
  To elect each of the nine nominees named in the accompanying proxy statement (or, if necessary, any substitute nominees selected by our board of directors) as a director, each to serve until the 2011 annual meeting and until his or her successor is duly elected and qualified;

  2.
  To approve the Amended and Restated Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan.

  3.
  To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Interval Leisure Group for the fiscal year ending December 31, 2010; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 21, 2010 will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

        As permitted by the U.S. Securities and Exchange Commission, or SEC, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our 2009 Annual Report. We believe that this process allows us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The notice contains instructions on how to access these documents over the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2009 Annual Report and a form of proxy card or voting instruction card. All stockholders who request a paper copy of our proxy materials will receive a paper copy of the proxy materials by mail.

        Your vote is important.    Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

By Order of the Board of Directors,

Victoria J. Kincke Secretary

Dated: April 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 15, 2010.

        The 2010 Proxy Statement and 2009 Annual Report on Form 10-K are available at the website listed below beginning on or about April 30, 2010:

  •
  http://www.proxyvote.com.

INTERVAL LEISURE GROUP, INC.
6262 SUNSET DRIVE
MIAMI, FLORIDA 33143

PROXY STATEMENT FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

        This proxy statement and the enclosed proxy card are furnished to you in connection with the solicitation of proxies by the board of directors of Interval Leisure Group, Inc., or ILG, for use at ILG's 2010 Annual Meeting of Stockholders. This proxy statement summarizes information you need to know to vote at the Annual Meeting. The Annual Meeting will be held at the Miami Marriott Dadeland located at 9090 South Dadeland Boulevard, Miami, Florida 33156, on Tuesday, June 15, 2010, at 1:00 p.m., local time. The address of our principal executive office is 6262 Sunset Drive, Miami, Florida 33143, and our telephone number is (305) 666-1861.

        The proxy materials, including this proxy statement, proxy card and our 2009 annual report, are being made available on or about April 30, 2010 to all stockholders of record on April 21, 2010. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

        In accordance with rules and regulations adopted by the SEC, we have elected to provide our stockholders access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, was mailed on or about April 30, 2010 to our stockholders who owned our common stock at the close of business on April 21, 2010. Stockholders have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice.

        The Notice also provided instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

        Choosing to receive future proxy materials electronically will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.

        We will bear the expense of soliciting proxies. In addition to these proxy materials, our directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or email. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

QUESTIONS AND ANSWERS

Who may vote at the meeting?

        Our board set the close of business on April 21, 2010 as the record date to determine ILG stockholders entitled to notice of and to vote at the annual meeting. If you owned our stock on that date, you may attend and vote at the meeting. As of April 21, 2010, we had 56,873,115 shares of our common stock outstanding and entitled to vote at the meeting. Holders of our common stock at close of business on the record date are entitled to one vote per share on all matters voted on at the meeting.

What is the quorum requirement for the meeting?

        We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of our common stock as of the record date are present at the annual meeting, either in person or by proxy. Proxies we receive marked as abstentions or broker non-votes (shares held in "street name" by a broker or nominee indicating on a proxy that it does not have authority to vote with respect to any matter to be acted on at the annual meeting) will be included in the calculation of the number of shares considered to be present at the meeting.

What matters will ILG stockholders vote on at the annual meeting and what vote is required for each?

ILG stockholders will vote on the following proposals:

  •
  Proposal 1—To elect each of the nine nominees named in the accompanying proxy statement (or, if necessary, any substitute nominees selected by our board of directors) as a director, each to serve until the 2011 annual meeting and until his or her successor is duly elected and qualified.

    Directors are elected by a plurality of votes cast. If you do not vote for a nominee, or if you indicate "Withhold Authority" for the nominee on your proxy card, your vote will not count either for or against a nominee. Abstentions and broker non-votes will not be voted in favor of the election of directors and also will not be counted as votes cast in the election of directors. Accordingly, abstentions and broker non-votes will have no effect on the voting in the election of directors.

  •
  Proposal 2—To approve the Amended and Restated Interval Leisure Group, Inc. 2008 Annual & Stock Incentive Plan.

    This proposal requires the affirmative approval of a majority of votes cast by holders of our common stock present in person, or by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal.

  •
  Proposal 3—To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Interval Leisure Group for the fiscal year ending December 31, 2010.

    This proposal requires the affirmative approval of a majority of votes cast by holders of our common stock present in person, or by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal.

The Board recommends that you vote FOR the election of the nine directors listed in Proposal 1 and FOR Proposals 2 and 3.

What happens if I do not give specific voting instructions?

  •
  Stockholder of Record.  If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  •
  Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a "non-routine" matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares. This is generally referred to as a "broker non-vote." We believe that Proposal 3 will be considered a "routine" matter and Proposals 1 and 2 will be considered "non-routine."

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent our stockholders of record and beneficial owners a notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder's election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

How can I get electronic access to the proxy materials?

        You can view the proxy materials for the meeting on the Internet at www.proxyvote.com. Please have your 12 digit control number available. Your 12 digit control number can be found on your notice. If you received a paper copy of your proxy materials, your 12 digit control number can be found on your proxy card or voting instruction card. Our proxy materials are also available on our Investor Relations website at www.iilg.com.

Can I vote my shares by filling out and returning the notice?

        No. The notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the meeting.

What do I need to do to vote at the annual meeting?

        We encourage you to vote promptly. Telephone and Internet voting are available through 11:59 p.m. Eastern Time on Monday, June 14, 2010. If your shares are registered in your name, then you are a "registered holder" and you may vote in person at the annual meeting or by proxy. If you decide to vote by proxy, you may do so in any one of the following three ways:

  •
  By Telephone.  You may vote your shares by calling 1-800-690-6903 and following instructions provided by the recorded message. You may vote by telephone 24 hours a day. The telephone voting system allows you to confirm that the system has properly recorded your votes.

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  By Internet.  You may vote your shares over the Internet by logging onto www.proxyvote.com and following the steps outlined on the secure website. As with the telephone voting system, you will be able to confirm that the system has properly recorded your votes.

  •
  By Mail.  If you have received printed proxy materials, you may submit your proxy by mail by signing your proxy card if your shares are held of record in your name or, for shares held beneficially in "street name," by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the enclosed envelope.

  •
  In Person.  If your shares are held of record by our transfer agent in your name as of the record date, you may vote at the meeting by providing a ballot or proxy at the annual meeting. If you are a beneficial holder of shares held in "street name" through a broker, trustee, bank or other nominee that holds shares on your behalf, you may vote in person at the annual meeting by obtaining a legal proxy from the nominee that holds your shares.

        Only persons with proof of stock ownership will be admitted to the annual meeting. If you are a registered stockholder, please bring a form of photo identification with you to the annual meeting. If your shares are not registered in your name, you must bring proof of share ownership (such as a recent bank or brokerage firm account statement, together with photo identification) to be admitted to the annual meeting.

Can I change my vote?

        You may revoke your proxy at any time before a vote is taken at the meeting by giving notice to us in writing or at the meeting or by executing and forwarding a later-dated proxy to us or voting a later proxy by telephone or the Internet. Your presence at the annual meeting will not automatically revoke your proxy. If you are a beneficial stockholder only, you should check with the broker, trustee, bank or other nominee who holds your shares to determine how to change or revoke your vote.

How will my shares be voted?

        The common stock represented by your proxy will be voted in accordance with specifications provided on your proxy or voting instruction card or with specifications you provided by telephone or Internet. Proxies returned without any such specifications will be voted for the election of the nine directors as set forth under Proposal 1 (Election of Directors) below and in favor of Proposal 2 (approval of the Amended and Restated ILG 2008 Stock and Annual Incentive Plan) and Proposal 3 (ratification of Ernst & Young LLP as independent registered public accounting firm). If any other matters shall properly come before the Annual Meeting, the persons named in your proxy, or their substitutes, will determine how to vote thereon in accordance with their judgment. The board of directors does not know of any other matters that will be presented for action at the Annual Meeting.

 PROPOSAL 1—ELECTION OF DIRECTORS

        At the annual meeting, ILG's stockholders will be asked to vote for the election of the nine nominees named below, each to serve until the next annual meeting and until his successor is duly elected and qualified. All of the nominees are incumbent directors. Liberty Media Corporation has the right to nominate up to 20% of the directors serving on ILG's board, as described in more detail below under "Certain Relationships and Related Transactions—Spinco Agreement."

        Common stock represented by proxies, unless otherwise specified, will be voted for the election of the nine nominees. If, by reason of death or other unexpected occurrence, any one or more of the nominees should not be available for election, the proxies will be voted for the election of one or more substitute nominees as the board may nominate.

Information Regarding the Director Nominees

        Craig M. Nash, age 56, has served as President and Chief Executive Officer of ILG since May 2008 and as Chairman of the Board of ILG since August 2008 and has served as President of Interval International, Inc., or Interval, since August 1989 and Chief Executive Officer of Interval since March 1998. Prior to assuming this role, Mr. Nash served in a series of increasingly significant roles with Interval, including as General Counsel and Vice President of Regulatory Affairs. Mr. Nash joined Interval in 1982. Mr. Nash also provides management oversight to the Aston businesses. Mr. Nash serves on the Board of Directors of the American Resort Development Association and is also a member of its Executive Committee.

        Gregory R. Blatt, age 41, has served as a director of ILG since May 2008. Mr. Blatt has served as Chief Executive Officer of Match.com, an online dating service and subsidiary of IAC, since February 2009 and as Executive Vice President of IAC, an Internet conglomerate, from March 2005 until November 2009. Mr. Blatt had previously served also as General Counsel and Secretary of IAC from November 2003. Prior to joining IAC in November 2003, Mr. Blatt served as Executive Vice President, Business Affairs and General Counsel of Martha Stewart Living Omnimedia, Inc. ("MSO") from January 2001 to October 2003, Executive Vice President and General Counsel of MSO from September 1999 to January 2001 and Senior Vice President, General Counsel of MSO from May 1999 to September 1999. Prior to joining MSO, Mr. Blatt was an associate with Grubman Indursky & Schindler, P.C., a New York entertainment and media law firm, from 1997 to May 1999, and prior to that, was an associate at Wachtell, Lipton, Rosen & Katz, a New York law firm, from 1995 to 1997. Mr. Blatt currently serves as a director of HSN Inc., a television and online retailer and Meetic, S.A., an online dating company publicly traded on the French stock exchange, where he also serves on the Audit Committee.

        David Flowers, age 54, has served as a director of ILG since August 2008. Mr. Flowers has served as Senior Vice President & Treasurer of Liberty Media Corporation, which holds ownership interests in a broad range of electronic retailing, media, communication and entertainment businesses, since October 2000, Treasurer since April 1997 and Vice President since June 1995. He has also served as Senior Vice President and Treasurer of Discovery Holding Company from May 2005 to September 2008. Mr. Flowers is a member of the board of directors of Summit Bank & Trust, a state chartered bank in Colorado and of Sirius XM Radio Inc., a subscription satellite radio company.

        Mr. Flowers was nominated as a director by Liberty Media Corporation.

        Gary S. Howard, age 59, has served as a director of ILG since August 2008. Mr. Howard served as Executive Vice President and Chief Operating Officer of Liberty Media Corporation from July 1998 to February 2004 as well as serving on Liberty Media Corporation's board of directors from July 1998 until January 2005. Additionally, Mr. Howard held several executive officer positions with companies affiliated with Liberty Media Corporation. Mr. Howard currently serves on the board of directors of Dish Network Corporation.

        Mr. Howard was nominated as a director by Liberty Media Corporation.

        Lewis J. Korman, age 65, has served as a director of ILG since August 2008. Mr. Korman is a business advisor to various companies: Trident Media Group, a literary agency in the media business, since 2002; Sandler Travis Trade Advisory Services, Inc., a customs management, consulting and trade compliance company, since 2006; Sandler, Travis & Rosenberg, an international trade law firm and business practice, since 2007 and X.L. Capital, Ltd., a reinsurance company, 1997 - 2009. Since 1999, Mr. Korman has been a director of Learning Express LLC, a company engaged in test preparation for occupational certification and test assessment for educational institutions through the internet. From 1998 through 2007, Mr. Korman served as Vice Chairman of RAB Holdings, which owned Millbrook Distribution Services (a distributor of specialty foods and health and beauty products to supermarkets), and The B. Manischewitz Company (a manufacturer of kosher and related ethnic food products). Mr. Korman co-produced two works of photojournalism: A Day in the Life of the United States Armed Forces (Harper Collins, May 2003) and A Day in the Life of the American Woman (Bulfinch Press, October 2005). From 1992 to 1997, until acquired by a predecessor of IAC, Mr. Korman was President and Chief Operating Officer of Savoy Pictures Entertainment, motion picture distributor and owner of four Fox affiliated television stations). He served as Senior Executive Vice President and Chief Operating Officer of Columbia Pictures Entertainment (motion picture and television production and distribution) from 1988 until 1989, and as Senior Executive Vice President of its predecessor, TriStar Pictures from 1987 until it merged with Columbia in 1988.

        Thomas J. Kuhn, age 47, has served as a director of ILG since August 2008. Mr. Kuhn has been a Managing Director at Allen & Company LLC, an investment banking firm, since 2000. Prior to joining Allen, he had been the Senior Vice President and General Counsel of USA Networks, Inc. (a predecessor to IAC). From 1988 to 1994, Mr. Kuhn was an associate at Wachtell, Lipton, Rosen & Katz in New York City in the firm's corporate department.

        Thomas J. McInerney, age 45, has served as a director of ILG since May 2008. Mr. McInerney has been Executive Vice President and Chief Financial Officer of IAC since January 2005. Mr. McInerney previously served as Chief Executive Officer of IAC's Retailing sector from January 2003 through December 2005. Prior to this time, Mr. McInerney served as Executive Vice President and Chief Financial Officer of Ticketmaster (prior to it becoming a wholly-owned subsidiary of IAC in January 2003) and its predecessor company, Ticketmaster Online-Citysearch, Inc., since May 1999. Prior to joining Ticketmaster, Mr. McInerney worked at Morgan Stanley, most recently as a Principal. Mr. McInerney currently serves as a director of HSN Inc., a television and online retailer.

        Thomas P. Murphy, Jr., age 61, has served as a director of ILG since August 2008. Mr. Murphy is Chairman and Chief Executive Officer of Coastal Construction Group, a construction company, which he founded in 1989. Mr. Murphy has 41 years of construction and development experience, which encompasses hospitality, resort, office, retail, industrial, institutional and residential projects. Mr. Murphy is an honorary board member of Baptist Health Systems of South Florida and is a member of the National Construction Industry Round Table, the National Association of Home Builders and the Florida Home Builders Association.

        Avy H. Stein, age 55, has served as a director of ILG since August 2008 and as Lead Director since December 2008. Mr. Stein is a Managing Partner of Willis Stein & Partners, a Chicago-based private equity firm that invests in companies in the consumer, education, healthcare and specialized business service industries. Mr. Stein co-founded Willis Stein & Partners with John Willis in 1995. Mr. Stein serves many philanthropic organizations. He is a co-chairman of the Development Council for B.U.I.L.D. (Broader Urban Involvement in Leadership Development), an organization that provides career and educational development for inner city youth, a member of board of directors of the University of Illinois Foundation and its Investment Policy Committee; a member of the Board of Trustees, former Treasurer, and Chairman of the Investment Committee of the Ravinia Festival; a Board member and member of the Executive Committee of Steppenwolf Theatre Company; a Board member of the Chicago Humanities Festival; as well as a member of CCA (Civic Consulting Alliance), the Economic Club and Commercial Club of Chicago. Mr. Stein is a certified public accountant, and received his law degree in 1980 from Harvard University.

 CORPORATE GOVERNANCE

Board of Directors

        Qualifications.    Our board of directors is comprised of individuals with an array of operating, finance and legal experience in a variety of industries. As such, they each bring an informed perspective on matters we face as a public company, including experience reading and understanding and/or preparing financial statements, compensation determinations, regulatory compliance, corporate governance, public affairs and legal matters. Our board of directors believes that each of the directors are qualified to serve as directors and members of the committees on which they serve because of the skills and qualifications acquired based on the following experience:

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  Mr. Blatt's legal, operational and public company experience as CEO of a subsidiary of a public company and as a senior executive and general counsel of a public company and his familiarity with ILG's business and operations as an executive of our former parent company,

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  Mr. Flower's financial, investment and public company experience as a senior finance executive of a large public company,

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  Mr. Howard's financial, accounting and public company experience as a finance and treasury executive at public and private companies and as a former certified public accountant,

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  Mr. Korman's operational and legal experience and his experience reading and understanding financial statements as a senior operating executive at several large companies and as a business consultant and lawyer,

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  Mr. Kuhn's financial, legal and public company experience and his experience reading and understanding financial statements as a managing director at an investment banking firm and as the general counsel of a public company,

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  Mr. McInerney's financial and public company experience as the chief financial officer of a public company and his familiarity with ILG's business and operations as an executive of our former parent company,

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  Mr. Murphy's operational and related industry experience in development of resorts as the chief executive officer of a construction and development company.

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  Mr. Nash's industry, operational and legal experience as our chief executive officer and as a member of the executive committee of the American Resorts Development Association, and

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  Mr. Stein's financial, accounting and legal experience as a managing partner in a private equity firm and as a certified public accountant and lawyer, and his familiarity with ILG's business and operations as a principal of the private equity firm that previously owned Interval.

        Several of our directors also serve on the boards of one or more other publicly traded companies. We believe ILG benefits from the experience and expertise our directors gain from serving on those boards. The Board also believes that it is important to effective board governance and collaboration to have our CEO serve on the Board.

        Director Independence.    ILG's board of directors currently consists of nine members. The board of directors has affirmatively determined that each of Mr. Howard, Mr. Korman, Mr. Kuhn, Mr. Murphy and Mr. Stein are "independent directors" within the meaning of the NASDAQ's listing standards. In making this determination, the board of directors considers information regarding transactions, relationships and arrangements involving ILG and its businesses and each director that it deems relevant to independence, including those required by NASDAQ listing standards. This information is obtained from director responses to a questionnaire circulated by ILG management, ILG records and publicly available information. ILG management monitors those transactions, relationships and arrangements that are relevant to determinations of independence, and solicits updated information potentially relevant to independence from internal personnel and directors, to determine whether there have been any developments that could potentially have an adverse impact on ILG's prior independence determinations.

        Consistent with these considerations, the board of directors has reviewed all relationships and material transactions past and present between ILG and the members of the board (and their respective affiliated companies) and has affirmatively determined that each of Mr. Howard, Mr. Korman, Mr. Kuhn, Mr. Murphy and Mr. Stein are "independent directors" within the meaning of the NASDAQ's listing standards. In particular, the board considered past relationships which directors had with ILG, its former parent, IAC or with Liberty Media Corp. and that Mr. Murphy's son is an accountant at Deloitte & Touche LLP, which provides tax and valuation services to us, however, Mr. Murphy's son does not have a material direct or indirect interest in such business relationship.

        With respect to the remaining directors, (i) Mr. Nash is an executive of ILG, (ii) Mr. McInerney is and Mr. Blatt recently was an executive officer of IAC, which was ILG's parent company prior to August 2008 and (iii) Mr. Flowers is the Chief Financial Officer of Liberty Media Corp.

        Governance Guidelines.    ILG's board of directors has adopted Corporate Governance Guidelines that are available on our website at www.iilg.com.

        Meetings.    During 2009, the board of directors held seven meetings. All of our directors attended at least 75% of these meetings except for Mr. Flowers and Mr. Howard, who each attended five of them. Our directors are encouraged but not required to attend the annual meeting of stockholders. At our 2009 Annual Meeting of Stockholders, two of our directors were in attendance. The independent directors of the board regularly meet in executive session without management.

        Board Leadership Structure.    Mr. Nash serves as both our Chairman of the Board and our President and Chief Executive Officer. We believe that by serving in these dual capacities, Mr. Nash is well-situated to execute our business strategy. Because Mr. Nash has primary management responsibility with respect to the day-to-day business operations of our company, he is in the most effective position to chair regular meetings of the Board of Directors and to help ensure that key business issues are communicated to the board of directors. Mr. Stein was named lead director in December 2008. As lead director, Mr. Stein serves as a liaison between the Chairman of the Board and the other directors and presides at meetings of the independent directors.

        Risk Oversight.    Risk assessment and management is an integral part of our board of director and committee deliberations throughout the year. Our board of directors' role primarily is oversight of the risk management processes implemented by our management team. This role is performed through the board committees as well as the board of directors as a whole. The audit committee annually reviews an assessment prepared by management of the critical risks facing ILG, their relative magnitude and management's actions to mitigate these risks. The audit committee also monitors risks related to investments and liquidity, financial covenants and related party transactions. The compensation committee reviews risks relating to our compensation practices. The results of these reviews are discussed with the entire board of directors which also reviews overall strategic and operational risks.

Committees of the Board of Directors

        The board of directors has a standing audit committee, compensation and human resources committee, and nominating committee, each of which operates under a written charter, as well as an executive committee. Current copies of these charters are available to stockholders on our website, www.iilg.com, under "Corporate Governance." Each director serving as a member on a board committee, other than the executive committee, is an independent director within the meaning of the NASDAQ's listing standards applicable to such members and under the applicable committee's charter.

        The following table sets forth the current members of each standing committee of our board of directors:

Name	Audit	Compensation	Nominating	Executive
Craig M. Nash				X
Gregory R. Blatt				X
David Flowers
Gary S. Howard	X
Lewis J. Korman	C		X
Thomas J. Kuhn	X		C
Thomas J. McInerney
Thomas P. Murphy, Jr.		X
Avy H. Stein		C		X

X
= member, C = Chair

        Audit Committee.    The audit committee assists the board of directors in fulfilling its oversight responsibilities for the integrity of our accounting, reporting and financial control practices. The audit committee monitors:

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  the integrity of ILG's financial statements,

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  the effectiveness of ILG's internal control over financial reporting,

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  the qualifications and independence of ILG's independent registered public accounting firm,

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  the performance of ILG's internal audit function and independent registered public accounting firm and

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  the compliance by ILG with legal and regulatory requirements.

In addition, the audit committee considers and pre-approves any non-audit services proposed to be performed by the independent registered public accounting firm.

        The members of the audit committee are Mr. Howard, Mr. Kuhn and Mr. Korman, chairman of the audit committee. Our board of directors has determined that Mr. Howard meets the requirements for an audit committee financial expert under Item 407 of Regulation S-K promulgated under the Securities Act of 1933. During 2009, the audit committee held twelve meetings. Each committee member attended more than 75% of the aggregate number of meetings of the audit committee.

        Compensation and Human Resources Committee.    The members of the compensation and human resources committee are Mr. Murphy and Mr. Stein, chairman of the committee. The compensation and human resources committee is authorized to exercise all of the powers of the ILG board of directors with respect to matters pertaining to compensation and benefits that affect the executive officers of ILG, including, but not limited to,

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  salary,

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  incentive/bonus plans,

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  stock compensation plans, and

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  retirement programs.

        To assist in this process, the compensation and human resources committee reviews data and recommendations from an independent compensation consultant based on the compensation paid to officers at comparable companies. During 2009, the compensation and human resources committee held five meetings and each committee member attended more than 75% of these meetings. For more information on how executive compensation decisions are made, see "Compensation Discussion and Analysis."

        Nominating Committee.    The members of the nominating committee are Mr. Korman and Mr. Kuhn, chairman of the committee. The nominating committee:

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  identifies and recommends for nomination qualified individuals for election as directors;

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  oversees the composition of the committees of the board of directors;

  •
  oversees periodic self-evaluation of the board of directors and its committees; and

  •
  reviews compensation of directors.

        During 2009, the nominating and corporate governance committee held three meetings, and each committee member attended more than 75% of these meetings.

        Stockholders may recommend individuals to the nominating committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of ILG's common shares for at least a year as of the date such recommendation is made, to the following address: Interval Leisure Group, Inc., 6262 Sunset Drive, Miami, Florida 33143, Attn: Victoria J. Kincke, Secretary. Any such recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

        The nominating committee has not established specific minimum qualifications a candidate must have in order to be recommended to the board of directors. However, in determining qualifications for directors, the committee considers whether the potential candidate qualifies as independent under NASDAQ listing standards, his or her familiarity with reviewing or preparing financial statements and other skills and experience, as well as whether such candidate will effectively serve stockholders' long-term interests and contribute to ILG's overall corporate goals. As stated in our corporate governance guidelines, the committee and the board of directors seek to include a diversity of backgrounds, perspectives and skills among board members. While the committee does not use any particular benchmarks with respect to these qualities, it looks to include a balance of backgrounds, perspectives and skills on the board of directors as a whole. The nominating committee will consider potential board candidates recommended by stockholders and others, including management and current directors and the nominating committee may retain a board search consultant to assist in searching for potential board candidates. The committee has not engaged a consultant at this time.

        Executive Committee.    The members of the executive committee are Mr. Nash, Mr. Blatt and Mr. Stein. The executive committee has all the power and authority of the ILG board of directors, except those powers specifically reserved to the ILG board of directors by Delaware law or ILG's organizational documents.

        Other Committees.    In addition to the foregoing committees, the ILG board of directors, by resolution, may from time to time establish other committees of the ILG board of directors, consisting of one or more of its directors.

Stockholder Communications with the Board of Directors

        Any stockholder who desires to communicate with any of the members of ILG's board of directors may do so electronically by sending an email to boardofdirectors@iilg.com. Alternatively, a stockholder may communicate with the members of the board of directors by writing to Interval Leisure Group, Inc., 6262 Sunset Drive, Miami, Florida 33143, Attn: Victoria J. Kincke, Secretary. Communications may be addressed to an individual director, a board committee, the non-management directors or the full board of directors. All such communications must identify the author as a stockholder and provide evidence of the sender's stock ownership. Communications received by the Secretary will be reviewed by the Secretary and, if appropriate, distributed to the appropriate directors. Solicitations for the sale of merchandise, publications or services of any kind will not be forwarded to the directors.

Director Compensation

        Non-Employee Director Arrangements.    Each member of the ILG board of directors that is not an employee of ILG or its affiliates receives an annual retainer in the amount of $50,000. Each member of the audit and compensation and human resources committees (including their respective chairs) receives an additional annual retainer in the amount of $10,000. Each member of the Nominating Committee (including its chair) receives an additional annual retainer in the amount of $5,000. Lastly, the chair of each of the Audit and Compensation and Human Resources Committees receives an additional annual chairperson retainer in the amount of $15,000.

        In addition, each non-employee director receives a grant of restricted stock units with a dollar value of $100,000 upon his or her initial election to the ILG board of directors and annually thereafter upon re-election on the date of ILG's annual meeting of stockholders. The terms of these restricted stock units provide for (i) vesting in two equal annual installments commencing on the first anniversary of the grant date, (ii) cancellation and forfeiture of unvested units in their entirety upon termination of service with the ILG board of directors and (iii) full acceleration of vesting upon a change in control of ILG. Non-employee directors are also reimbursed for all reasonable expenses incurred in connection with attendance at ILG board and committee meetings.

        Deferred Compensation Plan for Non-Employee Directors.    Under ILG's Deferred Compensation Plan for Non-Employee Directors, non-employee directors are able to defer all or a portion of their board and board committee fees. Eligible directors who defer all or any portion of these fees can elect to have such fees applied to the purchase of share units, representing the number of shares of ILG common stock that could have been purchased on the relevant date, or credited to a cash fund. If any dividends are paid on ILG common stock, dividend equivalents will be credited on the share units. The cash fund will be credited with deemed interest at an annual rate equal to the weighted average prime lending rate of JPMorgan Chase Bank. After a director ceases to be a member of the ILG board of directors, he or she will receive (i) with respect to share units, such number of shares of ILG common stock as the share units represent and (ii) with respect to the cash fund, a cash payment in an amount equal to deferred amounts, plus accrued interest. These payments will be made in either one lump sum or up to five installments, as previously elected by the eligible director at the time of the related deferral election.

        The following table and footnotes provide information regarding the compensation of non-employee members of ILG's board of directors for fiscal year 2009.

 Director Compensation

	Total Fees Earned or Paid in Cash
Name	Fees Paid in Cash ($)	Fees Deferred ($)(1)	Stock Awards ($)(2)	Total ($)
Gregory Blatt(3)	50,000	—	99,999	149,999
David Flowers(4)	—		—	—
Gary Howard(3)	60,000	—	99,999	159,999
Lewis Korman(3)	80,000	—	99,999	179,999
Thomas Kuhn(3)	—	65,000	99,999	164,999
Thomas McInerney(3)	50,000	—	99,999	149,999
Thomas Murphy, Jr.(3)	60,000	—	99,999	159,999
Avy Stein(3)	—	75,000	99,999	174,999

(1)
Represents the dollar value of fees elected to be deferred pursuant to ILG's Deferred Compensation Plan for Non-Employee Directors, as described above. Mr. Kuhn has elected for all of this amount to be deferred as share units and Mr. Stein has elected that 50% of the amount be deferred in share units and 50% in a cash fund.

(2)
All amounts for stock awards are the aggregate grant date fair value of the RSUs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("ASC Topic 718"). Each non-employee director received 10,288 restricted stock units on June 10, 2009.

(3)
Each of Messrs. Blatt, Howard, Korman, Kuhn, McInerney, Murphy and Stein held 13,829 RSUs as of December 31, 2009. In addition, Mr. McInerney also held options to purchase 27,658 shares of ILG stock and 467 restricted stock purchase rights, which were granted to him by IAC/InterActiveCorp, our former parent company.

(4)
Mr. Flowers is an employee of our affiliate and does not receive any compensation for his services as a director of ILG.

        The nominating committee has primary responsibility for establishing non-employee director compensation arrangements, which are designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of ILG stock to further align directors' interests with those of ILG's stockholders. When considering non-employee director compensation arrangements, the nominating committee consulted with Hewitt Associates to help provide ILG information regarding various types of non-employee director compensation arrangements and practices of select peer companies.

Compensation Committee Interlocks and Insider Participation

        Mr. Stein and Mr. Murphy served on our compensation committee during 2009 and neither has been an officer or employee of ILG. None of ILG's executive officers or directors serves or has served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of ILG's board of directors or compensation committee.

 COMPENSATION DISCUSSION AND ANALYSIS

        Fiscal year 2009 was our first full year as a stand-alone pubic company, having spun-off from IAC on August 20, 2008. Prior to this date, we participated in IAC's compensation programs and therefore our overall executive compensation program and policies had been established by IAC's compensation committee. Our compensation and human resources committee (often referred to as our compensation committee) has made some modifications to the program and policies and anticipates that the program and policies will continue to evolve in support of our ongoing business strategy and as we mature as a public company. Except where otherwise noted, the description of our executive compensation program and policies described below are in effect on the date of this proxy statement. References in this section to ILG for periods prior to the spin-off are to the subsidiaries of ILG that were contributed to ILG in connection with the spin-off in August 2008.

        The following compensation discussion and analysis discusses our executive compensation programs for 2009 and certain aspects of the programs for 2010. This section focuses on the compensation decisions made for the following individuals who are referred to as the named executive officers:

Craig M. Nash	Chairman, President and Chief Executive Officer
Jeanette E. Marbert	Executive Vice President and Chief Operating Officer
William L. Harvey	Executive Vice President and Chief Financial Officer
Victoria J. Kincke	Senior Vice President, General Counsel and Secretary
John A. Galea	Senior Vice President and Chief Accounting Officer

Philosophy and Objectives of Compensation

        ILG's executive officer compensation program is designed to attract, reward, motivate, and retain top executives and to provide appropriate incentives for achieving ILG's goals and objectives. A significant portion of each executive's pay is based on corporate performance. The proportion of equity-based compensation is expected to increase over the next several years. The total compensation opportunities at target levels of performance are provided near the median of the market, with individual differentiation to reflect executive experience, performance, internal equity, and unique customer relationships that may be difficult to replace. ILG's compensation program also looks to reward annual performance through an annual bonus program and long-term value creation through equity participation.

Compensation Methodology

        Roles and Responsibilities.    Our executive officer compensation program is administered by our compensation committee. In 2009 the compensation committee engaged Hewitt Associates as a compensation consultant. After our fiscal year end, but prior to the filing of this proxy statement in 2010, the compensation committee decided to retain the services of Meridian Compensation Partners, LLC as its principal compensation consultant. Meridian is a newly formed company spun off from Hewitt Associates and operates as an independent consultancy, wholly owned by its partners, and solely provides executive compensation advisory services to the compensation committee.

        Hewitt provided annual market and other specific information on executive pay including advising on the structure of the executive compensation program. Hewitt also attended compensation committee meetings at the request of the committee. Our compensation committee periodically meets in executive session with Hewitt. Hewitt also served as a consultant to the nominating committee on director compensation, but does not provide any other services to ILG.

        Our chief executive officer makes recommendations to the compensation committee regarding salary and bonus for the other executive officers. In addition, our chief executive officer, chief operating officer and chief financial officer make recommendations on performance goals and provide information and recommendations as to whether performance goals were achieved.

        Peer Groups.    In early 2009, our compensation committee conducted, with the assistance of Hewitt, a benchmarking study of compensation levels and design practices for the top executive positions. The analysis compared ILG to two different groups set forth below. Our compensation committee believes that the hospitality industry group should be the primary reference point for the top executives, while the general industry group is more relevant as a secondary reference and for lower levels within the organization.

  1.
  A group of 23 public companies in the hospitality industry. Although no other public companies are directly comparable to ILG and its business; the broader hospitality industry does compete with ILG for executive talent.

Ambassadors Group, Inc.	Morgans Hotel Group Co.
Ambassadors International Inc.	Orbitz Worldwide, Inc.
Bluegreen Corp.	Priceline.com, Inc.
Carnival Corp.	Red Lion Hotels Corp.
Choice Hotels International Inc.	Rewards Network Inc.
Expedia, Inc.	Royal Caribbean Cruises Ltd.
Gaylord Entertainment Co.	Silverleaf Resorts Inc.
Great Wolf Resorts, Inc.	Starwood Hotels & Resorts Worldwide Inc.
Interstate Hotels & Resorts Inc.	Viad Corp.
Lodgian Inc.	Wyndham Worldwide Corp.
Marcus Corp.	Wynn Resorts Ltd.
Marriott International Inc.
  2.
  A group of 77 companies representing all the companies in Hewitt's proprietary executive compensation database with annual revenue less than $1 billion, excluding companies in financial services or energy utilities. This group provided a broad-based comparison with respect to companies with comparable revenues and market capitalization as ILG.

A.T. Cross Company	Global Payments Inc.
ACI Worldwide	Graco Inc.
Adams Respiratory Therapeutics, Inc.	HNTB Companies
Aerojet-General Corporation	Hollister Incorporated
The Aerospace Corporation	Hot Topic
Alabama Electric Cooperative	HIS Group
Alpharma Inc.	Innophos, Inc.
Aeron International Corporation	Johnson Outdoors Inc.
Ash Grove Cement Company	Kaydon Corporation
The Bama Companies, Inc.	Kettering Medical Center Network
Benchmark Brands, Inc.	Lance, Inc.
Bissell Homecare, Inc.	LATA/Parallax Portsmouth
Brockstone Company, Inc.	Lord Corporation
Bush Brothers & Company	Marvin Windows and Doors
Chicago Board Options Exchange Incorporated	MEI Inc.
The Children's Hospital	Milacron Inc.

Clement Pappas Co., Inc.	Mine Safety Appliances Co.
Denny's Corporation	MoneyGram International, Inc.
DeVry, Inc.	Neenah Paper, Inc.
Duke Realty Corporation	Norwalk Hospital
Edison Schools Inc.	O.C. Tanner Company
Elkay Manufacturing Company	OMNOVA Solutions Inc.
ESCO Technologies Inc.	Panduit Corp.
Fellowes, Inc.	Panera Bread
Fraser Papers Inc.	Pella Corporation
FTI Consulting, Inc.	Playtex Products, Inc.
Gaylord Entertainment	Powerwave Technologies, Inc.
R.G. Barry Corporation	Tredegar Corporation
The Rand Corporation	U.S. Concrete, Inc.
RARE Hospitality	Uline, Inc.
RehabCare Group, Inc.	ULTA
Rollins Inc.	Underwriters Laboratories Inc.
Soft Surroundings	US Investigations Services, LLC.
St. Cloud Hospital	Valeant Pharmaceuticals International
Stockamp & Associates	Viad Corp.
Sypris Solutions, Inc.	Woodward Governor Company
Tragus Group International, Inc.	Zebra Technologies Corporation
Thermadyne Holdings	Zep, Inc.
Timex Corporation

        The compensation committee reviewed both the levels of compensation of the named executive officers and the relative amounts of different elements of compensation against these two peer groups and similarly situated individuals within these two peer groups. Our chief executive officer's total target compensation aligned with the median of the hospitality group, the primary reference group. The total target compensation for our other named executive officers was somewhat above the median of the hospitality group.

Elements of Compensation and 2009 Compensation

        The total compensation program for ILG's named executive officers consists of salary, annual incentives, long term incentives (typically equity awards), perquisites and other benefits. During 2009, the compensation committee implemented new annual and long-term incentive programs described below. While these programs are reflective of those in place at the peer companies, they are tailored to meet ILG's business objectives and environment.

        Salary.    The compensation committee considers a number of factors in determining annual base salaries of named executive officers, including corporate performance and with respect to an individual executive the assumption of additional responsibilities, internal equity, periodic market checks and other factors which demonstrate an executive's increased value to ILG.

        The amounts of salary for Mr. Nash, Ms. Marbert and Mr. Harvey are based upon the levels agreed in their respective employment agreements entered into in 2008 in connection with the spin-off from IAC. These agreements were entered into prior to ILG forming an independent compensation committee. The compensation committee has the authority to increase but not decrease the level of salary set forth in each of these agreements. Based upon the results of the benchmarking and the uncertain economic environment, no salary increases were provided to the named executive officers during 2009.

        Annual Incentives.    ILG's bonus program was designed to reward performance on an annual basis. Because of the variable nature of the bonus program, and because in any given year bonuses have the potential to make up a significant amount of an executive's total compensation, it provides an important incentive tool to achieve ILG's annual objectives and to attract, motivate and retain executive talent.

        Our compensation committee introduced a new annual incentive arrangement effective in 2009, implemented under our 2008 Stock and Annual Incentive Plan. The annual incentive program provides for a cash payment in an amount based upon each executive's target short-term incentive opportunity, ILG financial performance, and, for some executives, individual performance. ILG generally pays bonuses during the first quarter following finalization of financial results for the prior year.

        For 2009, the named executive officers were measured, in whole or in part, based on ILG's consolidated EBITDA performance. EBITDA was selected as the performance measure because it best reflects the financial focus of ILG and aligns the program with ILG's key business goals. The target EBITDA level was based on the budget at the time of grant. For this purpose EBITDA is defined as net income excluding, if applicable: (1) non-cash compensation expense, (2) depreciation expense, (3) amortization expense, (4) goodwill and asset impairments, (5) income tax provision, (6) minority interest in income of consolidated subsidiaries, (7) interest income and interest expense, (8) other non-operating income and expense, (9) one time charges and (10) amounts accrued for bonus payments.

        The following table describes the target EBITDA for 2009 for the annual incentive program. Payouts could be a minimum of 0% or a maximum of 200% of the target and were interpolated for points in between based on ILG's EBITDA performance:

EBITDA (Millions)	Annual Incentive Payout as a % of Target
Below $95	0%
$95	25%

Target $140	100%

$200	200%
Above $200	200%

        For each of Mr. Nash and Ms. Marbert the target bonus was 100% of salary and all of the annual incentive was based on meeting the target EBITDA. Mr. Harvey's target bonus was 75% of salary, Ms. Kincke's target bonus was 50% of salary and Mr. Galea's target bonus was 40% of salary. For each of Mr. Harvey, Ms. Kincke and Mr. Galea, 75% of their target bonus was based on the ILG EBITDA target described above and the remaining 25% was based on subjective individual performance. These target levels were determined based on the particular experience, performance, roles and responsibilities of the individual executives.

        Actual EBITDA (as defined above for purposes of the annual incentive program) was $153.8 million. Therefore, the annual incentives earned based on ILG's financial performance were 123% of the targets. The compensation committee determined, following a discussion with Mr. Nash regarding the individual performance of each of Mr. Harvey, Ms. Kincke and Mr. Galea, that each of them had earned the target amount. In making this determination, consideration was given to each individual's contributions to the corporate performance during 2009, especially given the difficult economic and industry conditions.

        Long-Term Incentives.    The compensation committee believes that equity-based incentives are important to increase alignment of executive's interests with shareholders and to increase executive stock ownership. ILG's policies are based on the belief that by providing a meaningful portion of an executive officer's compensation in stock, his or her incentives are aligned with our stockholders' interests in a manner that drives better performance over time. In setting particular award levels, the predominant objectives include providing the person with effective retention incentives, appropriate reward for past performance and incentives for strong future performance.

        Our compensation committee introduced a new long-term incentive program effective in 2009, implemented under our 2008 Stock and Annual Incentive Plan. The long-term incentive program consists of two components, each of which is subject to performance hurdles. The first component is referred to as annual RSUs. These restricted stock units are granted during the first quarter of the fiscal year and vest annually on each of the first four anniversaries of the grant date. These RSUs vest only after a determination by the compensation committee that the specified performance conditions have been met. The second component is referred to as performance RSUs. These restricted stock units are granted during the first quarter of the fiscal year and vest on the third anniversary of the grant date, following a determination by the compensation committee of the number of shares earned based on the specified performance conditions. Because of the difficult visibility for future performance due to the economic and industry environment, 2009 performance RSU grants were based solely on a fiscal year 2009 EBITDA target. For 2010 grants, the compensation committee has determined to structure the performance RSUs to take into account three years of EBITDA performance.

        For 2009, 75% of the total long-term incentive opportunity was granted through annual RSUs and 25% was granted through performance RSUs. This allocation reflects the compensation committee's view that time-vested awards can achieve the goal of aligning executive's and shareholders' interests, while mitigating the impact that the current unpredictable economic environment has on ILG's and our executive's ability to meet performance targets. The annual RSUs will vest 25% each year with full vesting occurring four years after the date of grant, subject to meeting at least one of the following performance conditions: membership count as of the end of second, third or fourth fiscal quarter of 2009 exceeding the specified amount, the number of exchange transactions during 2009 exceeding a specified amount; or the retention rate of members for the twelve month period ended as of the end of the second, third or fourth fiscal quarter of 2009 exceeding a specified percentage. The relevant targets have been met, so these awards will vest as described above.

        The performance RSUs granted in 2009, consist of RSUs that can be earned initially based on achievement of a targeted level of EBITDA performance for 2009. For this purpose EBITDA is defined as net income excluding, if applicable: (1) non-cash compensation expense, (2) depreciation expense, (3) amortization expense, (4) goodwill and asset impairments, (5) income tax provision, (6) minority interest in income of consolidated subsidiaries, (7) interest income and interest expense, (8) other non-operating income and expense, and (9) one time charges.

        If target levels of performance are achieved, the target performance shares will be earned. If higher levels of performance are achieved, additional shares will be earned. If lower levels of performance are achieved, fewer shares will be earned. If minimum performance levels are not achieved, no performance shares will be earned. The following table describes the target EBITDA for 2009 for the performance RSUs. Performance RSUs earned could be a minimum of 0% or a maximum of 200% of the target and were interpolated for points in between based on ILG's EBITDA performance:

EBITDA (Millions)	Performance RSUs Earned as a % of Target
Below $92.5	0%
$92.5	25%

Target $137.5	100%

$197.5	200%
Above $197.5	200%

        The definition of EBITDA and the target EBITDA for the performance RSUs differ slightly from those for the annual incentives, in that EBITDA for the annual incentive program excludes the bonus accrual and the target amount for the performance RSUs excludes the estimated bonus accrual as of the date of grant.

        Shares earned based on 2009 EBITDA performance will vest on the third anniversary of the grant date. Actual EBITDA (as defined above for purposes of the long-term incentive program) was $148.2 million. Therefore, the performance RSUs earned based on ILG's financial performance were 118% of the target.

        For Mr. Nash the grant of RSUs (including annual and performance at target level) was $1.5 million. The grant of the total annual and performance RSUs at target level for Ms. Marbert was $400,000, for Mr. Harvey was $225,000, for Ms. Kincke was $200,000 and for Mr. Galea was $150,000. These amounts were converted to shares based on $4.41 per share, the trailing twenty trading day average on the date the compensation committee and the board of directors determined the pool of equity available for grant on March 3, 2009 prior to the actual grant date of March 24, 2009. At March 24, 2009, the fair value was $5.12 per share. The grant levels were determined based on the particular experience, performance, roles and responsibilities of the individual executives.

        Both the annual RSUs and the performance RSUs have clawback provisions in the event an executive is terminated for cause or it is determined that during the two year period prior to termination there was an event or circumstance that would have been grounds for termination for cause. In such event, ILG shall have the right to cancel all annual and performance RSUs that have not yet vested. In addition, to the extent any annual or performance RSUs vested within two years following the event that was or would have been grounds for termination for cause, ILG may cause such executive to return any shares or pay amounts realized from the settlement of shares issued upon vesting of such RSUs.

  Change of Control and Severance

        ILG believes that providing executives with severance and change of control protection is important to allowing executives to fully value the forward-looking elements of their compensation packages, and therefore limit retention risk during uncertain times. Prior to the spin-off and the formation of the compensation committee, ILG entered into employment arrangements with Mr. Nash and Ms. Marbert that provide for salary continuation and payment of a pro rated bonus for the year of termination in the event of certain qualifying employment terminations beyond the control of the executive. Mr. Nash's employment agreement, which was negotiated with IAC and not subject to compensation committee approval, also requires either (1) a decrease of payments upon a change of control if such payments would have exceeded 2.99 times the base amount under Section 280G of the Internal Revenue Code by no more than 110% or (2) a gross-up of payments subject to excise tax if the payments due upon a change of control would have exceeded 2.99 times the base amount by more than 110%. Also in connection with the spin-off, ILG entered into an employment agreement with

Mr. Harvey and severance agreements with Ms. Kincke and Mr. Galea that provide for salary continuation in the event of a qualifying termination.

        In addition, the employment agreements with each of Mr. Nash, Ms. Marbert and Mr. Harvey provide that vesting of RSUs granted at the time of the spin-off will accelerate upon a qualifying termination if the vest date (determined as if all such RSUs vested in equal annual installments) would have occurred during the period of salary continuation. The employment agreements further provide that vesting of RSUs granted at the time of spin-off will accelerate upon a change of control if the vest date (determined as if all such RSUs vested in equal annual installments) would have occurred during the two years following the change of control. In June 2009, the employment agreements with each of Mr. Nash, Ms. Marbert and Mr. Harvey were amended to clarify that grants of equity made after the spin-off are also subject to the acceleration provisions. The terms and conditions of the RSUs held by our named executive officers provide that the vesting of such RSUs will be accelerated upon a qualifying termination following a change of control.

  Other Compensation

        Under other limited circumstances, ILG executive officers have received non-cash and non-equity compensatory benefits, including supplemental disability policies for Mr. Nash and Ms. Marbert and an auto allowance for Mr. Nash. The values of these benefits are reported under the heading "Other Annual Compensation" in this filing pursuant to applicable rules. The executive officers do not participate in any deferred compensation or retirement program other than ILG's 401(k) plan. Our CEO has on occasion used the private aircraft in which ILG owns a fractional interest. In each case, he reimburses ILG for the incremental costs of such use.

  Tax Deductibility

        Our compensation committee's practice has been to structure ILG's compensation program in such a manner so that the compensation is deductible by ILG for federal income tax purposes. However, because ILG executive officers became subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, as a result of the spin-off, certain compensatory arrangements established prior to the spin-off but that are paid or vested following the spin-off will not result in deductible compensation for ILG.

Compensation and Human Resources Committee Report

        The compensation and human resources committee reviewed and discussed the compensation discussion and analysis for the year ended December 31, 2009 with ILG's management. Based on the review and discussions with management, the compensation and human resources committee recommended to the board of directors that the compensation discussion and analysis be included in ILG's annual report on Form 10-K and this proxy statement.

Compensation and Human Resources Committee
Avy H. Stein, Chairman
Thomas P. Murphy, Jr.

 EXECUTIVE COMPENSATION

        The following table sets forth information concerning the total compensation received for services rendered to ILG and its subsidiaries during 2007, 2008 and 2009 by our chief executive officer, chief financial officer, and our three other most highly compensated executive officers for 2009, all of whom are referred to in this proxy statement as named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Craig Nash	2009	750,000	—	1,741,496	921,959	35,615	3,449,070
Chairman, President and	2008	716,667	750,000	7,999,997	—	35,543	9,502,207
CEO	2007	593,063	800,000	3,765,996	—	38,384	5,197,443
Jeanette Marbert	2009	400,000	—	464,394	491,711	6,103	1,362,208
Chief Operating Officer	2008	384,375	400,000	2,508,799	—	9,514	3,302,688
	2007	308,077	360,000	599,942	—	11,468	1,279,487
William Harvey(3)	2009	325,000	60,938	261,222	224,728	1,500	873,398
Chief Financial Officer	2008	162,500	70,500	749,998	—	3,563	986,561
	2007	—	—	—	—	—	—
Victoria Kincke	2009	250,000	31,250	232,192	115,245	577	629,264
General Counsel	2008	238,380	100,000	152,640	—	3,571	494,591
	2007	215,000	86,000	199,967	—	3,116	504,083
John Galea	2009	250,000	25,000	174,147	92,196	865	542,208
Chief Accounting Officer	2008	250,000	100,000	152,640	—	5,116	507,756
	2007	208,079	85,000	249,979	—	4,258	547,316

(1)
Represents the grant date fair value of awards computed in accordance with FASB ASC Topic 718 in connection with RSUs granted during the applicable year under our 2008 Stock and Annual Incentive Plan, as amended. These awards consist of annual RSUs, cliff vesting RSUs and performance RSUs. Awards with performance conditions are computed based on the probable outcome of the performance conditions assuming target performance. For the value of the 2009 performance RSUs, at the date of grant we estimated the future payout at the target level which provided grant date fair values as follows: Nash—$435,374; Marbert—$116,101; Harvey—$65,306, Kincke—$58,051 and Galea—$43,535. A description of the awards can be found in the "Compensation Discussion and Analysis" above.

In accordance with SEC rules, we are also required to disclose the grant date fair value for awards with performance conditions assuming maximum performance. The grant date fair value of the 2009 performance RSUs, assuming maximum performance, are as follows: Nash—$870,748; Marbert—$232,202; Harvey—$130,611, Kincke—$116,101 and Galea—$87,071.

(2)
See the table below for all other compensation included in this column. ILG suspended the 401(k) plan Company match effective March 1, 2009. In addition, as described above in Compensation Discussion and Analysis—Other Compensation," Mr. Nash has on occasion used the private aircraft in which ILG owns a fractional interest and has reimbursed ILG for the incremental costs of such use.

Name	Year	Supplemental disability insurance ($)	Automobile allowance ($)	401(k) plan company match ($)	Total All Other Compensation ($)
Craig Nash	2009	19,484	14,400	1,731	35,615
	2008	19,484	14,400	1,659	35,543
	2007	19,484	14,400	4,500	38,384
Jeanette Marbert	2009	4,718	—	1,385	6,103
	2008	4,718	—	4,796	9,514
	2007	4,718	—	6,750	11,468
William Harvey	2009			1,500	1,500
	2008	—	—	3,563	3,563
	2007	—	—	—	—
Victoria Kincke	2009			577	577
	2008	—	—	3,571	3,571
	2007	—	—	3,116	3,116
John Galea	2009			865	865
	2008	—	—	5,116	5,116
	2007	—	—	4,258	4,258
(3)
Mr. Harvey joined ILG on June 30, 2008.

Executive Agreements

        Craig M. Nash.    Mr. Nash entered into an employment agreement that was effective upon the spin-off on August 20, 2008. Under this agreement, Mr. Nash receives a base salary of $750,000 and is entitled to receive a discretionary annual bonus with a target of 100% of base salary and a minimum bonus of $250,000 in the event certain EBITDA targets to be established annually by the compensation and human resources committee are achieved, provided that a bonus equal to 100% of base salary was guaranteed for 2008. The agreement also provided for the grant of RSUs with a value $8 million at the time of the spin-off, of which 75% vest annually over four years and 25% vest at the end of four years.

        Jeanette E. Marbert.    Ms. Marbert entered into an employment agreement that was effective upon the spin-off. Under this agreement, Ms. Marbert receives a base salary of $400,000 and is entitled to receive a discretionary annual bonus, with a target of 100% of base salary. ILG guaranteed the target bonus for 2008. The agreement also provided for the grant of RSUs worth $2 million at the time of the spin-off, of which 75% vest annually over four years and 25% vest at the end of four years.

        William L. Harvey.    Mr. Harvey entered into an employment agreement in 2008 providing for an initial base salary of $325,000, and a discretionary bonus with a target of 75% of salary to be pro-rated for 2008. The agreement also provided for a grant of RSUs worth $750,000 at the time of the spin-off, which vest annually over four years.

        Victoria J. Kincke.    In July 2008, Ms. Kincke entered into a severance agreement with ILG providing for severance payments equal to 12 months of her base salary upon a termination by ILG other than for death, disability or cause. In addition, ILG guaranteed Ms. Kincke's 2008 bonus at 40% of salary.

        John A. Galea.    In July 2008, Mr. Galea entered into a severance agreement with ILG providing for severance payments equal to 12 months of his base salary upon a termination by ILG other than for death, disability or cause. In addition, ILG guaranteed Mr. Galea's 2008 bonus at 40% of salary.

401(k) Plan and Trust

        ILG has established a 401(k) plan for our employees that is intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. Generally, all employees are eligible to participate in the 401(k) plan from their start of service. Eligible employees electing to participate in the 401(k) plan may defer from one percent of their compensation up to the statutorily prescribed limit, on a pre-tax basis, by making a contribution to the plan. Prior to March 1, 2009, ILG made discretionary matching contributions equal to 50% of each participant's contribution of up to 6% of the participant's salary, not to exceed 3% of the participant's compensation. Employer matching contributions vest after two years of service.

Grants of Plan-Based Awards for Fiscal Year 2009

        The following table sets forth information with respect to the grants of plan-based awards to the named executive officers during the year ended December 31, 2009.

		Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Craig Nash	3/24/2009	187,500	750,000	1,500,000	21,259	85,034	170,068	255,102	1,741,496
Jeanette Marbert	3/24/2009	100,000	400,000	800,000	5,669	22,676	45,352	68,026	464,394
William Harvey	3/24/2009	45,703	182,813	365,626	3,189	12,755	25,510	38,265	261,222
Victoria Kincke	3/24/2009	23,438	93,750	187,500	2,835	11,338	22,676	34,012	232,192
John Galea	3/24/2009	18,750	75,000	150,000	2,126	8,503	17,006	25,510	174,147

(1)
These awards are performance based awards under the annual incentive program with amounts paid determined by the EBITDA performance targets as described in "Compensation Discussion and Analysis—Elements of Compensation—Annual Incentives" above.

(2)
These awards are performance based awards under the long-term incentive program with the number of RSUs which cliff vest at the end of three years determined by the EBITDA performance targets as described in "Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives" above.

(3)
These awards are RSUs awarded under the long-term incentive program which vest pro rata over four years, based on attaining performance targets as described in "Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives" above.

(4)
The grant date fair value was calculated in accordance with FASB ASC Topic 718. For the value of the performance RSUs, at the date of grant we estimated the future payout at the target level. The grant date fair value does not reflect the current value of these awards.

 Outstanding Equity Awards at Fiscal Year-End for Fiscal Year 2009

        The following table sets forth information with respect to the value of restricted stock units held by the named executive officers on December 31, 2009, based on the closing price for ILG shares of $12.47 on The NASDAQ Stock Market on that date. All awards granted prior to August 20, 2008 were originally denominated in IAC shares, but were converted to ILG shares in connection with the spin-off. The share amounts below are all listed as ILG shares.

	Stock Awards(1)(2)(3)
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Craig Nash	954,823	11,906,644
Jeanette Marbert	242,137	3,019,448
William Harvey	93,138	1,161,431
Victoria Kincke	58,163	725,292
John Galea	48,018	598,784

(1)
Amounts shown include RSUs earned based on achieving 2009 performance criteria pursuant to the long-term incentive plan.

(2)
In connection with the spin-off in August 2008, a number of existing IAC RSUs were adjusted to become RSUs in ILG, IAC and the other Spincos (HSN, Ticketmaster and Tree.com). The following table sets forth for each of the named executive officers the number of such RSUs in IAC and each other Spinco and the aggregate market value as of December 31, 2009. Note that the closing stock prices as of that date were: IAC—$20.48, HSN—$20.19, Ticketmaster—$12.22 and Tree.com—$9.15.

Name	IAC RSUs (#)	HSN RSUs (#)	Ticketmaster RSUs (#)	Tree.com RSUs (#)	Aggregate Market Value at December 31, 2009 ($)
Craig Nash	30,761	10,744	10,744	1,792	994,595
Jeanette Marbert	4,182	1,674	1,674	280	142,464
William Harvey	—	—	—	—	—
Victoria Kincke	1,254	503	503	84	42,753
John Galea	1,673	670	670	196	57,771
(3)
The table below provides the following information regarding RSU awards held by ILG's named executives as of December 31, 2009: (i) the grant date of each award, (ii) the number of RSUs outstanding (on an aggregate and grant-by-grant basis), (iii) the market value of RSUs outstanding as of December 31, 2009, (iv) the vesting schedule for each award and (v) the total number of

  RSUs that vested or are scheduled to vest in each of the fiscal years ending December 31, 2010, 2011, 2012 and 2013.

	Number of Unvested RSUs as of 12/31/09 (#)	Market Value of Unvested RSUs as of 12/31/09 ($)
			Vesting Schedule (#)
Grant Date			2010	2011	2012	2013
Craig Nash
2/6/06(a)	8,959	111,719	4,478	4,481	—	—
2/6/06(b)	16,671	207,887	—	16,671	—	—
2/16/07(a)	4,693	58,522	1,564	1,564	1,565	—
2/16/07(b)	10,331	128,828	10,331	—	—	—
9/12/07(c)	98,485	1,228,108	—	98,485	—	—
8/20/08(d)	318,697	3,974,152	106,232	106,232	106,233	—
8/20/08(d)	141,643	1,766,288	—	—	141,643	—
3/24/09(e)	255,102	3,181,122	63,775	63,776	63,775	63,776
3/24/09(f)	100,242	1,250,018	—	—	100,242	—

Total	954,823	11,906,644	186,380	291,209	413,458	63,776

Jeanette Marbert
2/6/06(a)	3,584	44,692	1,791	1,793	—	—
2/16/07(a)	1,878	23,419	626	626	626	—
2/16/07(b)	6,889	85,906	6,889	—	—	—
1/31/08(a)	19,944	248,702	4,986	4,986	4,986	4,986
8/20/08(d)	79,674	993,535	26,558	26,558	26,558	—
8/20/08(d)	35,411	441,575	—	—	35,411	—
3/24/09(e)	68,026	848,284	17,006	17,007	17,006	17,007
3/24/09(f)	26,731	333,336	—	—	26,731	—

Total	242,137	3,019,448	57,856	50,970	111,318	21,993

William Harvey
8/20/08(e)	39,837	496,767	13,279	13,279	13,279	—
3/24/09(e)	38,265	477,165	9,566	9,566	9,566	9,567
3/24/09(f)	15,036	187,499	—	—	15,036	—

Total	93,138	1,161,431	22,845	22,845	37,881	9,567

Victoria Kincke
2/6/06(a)	1,793	22,359	896	897	—	—
2/16/07(a)	939	11,709	313	313	313	—
2/16/07(b)	2,069	25,800	2,069	—	—	—
1/31/08(a)	5,984	74,620	1,496	1,496	1,496	1,496
3/24/09(e)	34,012	424,130	8,503	8,503	8,503	8,503
3/24/09(f)	13,366	166,674	—	—	13,366	—

Total	58,163	725,292	13,277	11,209	23,678	9,999

John Galea
2/6/06(a)	1,793	22,359	896	897	—	—
12/6/06(a)	1,011	12,607	504	507	—	—
2/16/07(a)	939	11,709	313	313	313	—
2/16/07(b)	2,757	34,380	2,757	—	—	—
1/31/08(a)	5,984	74,620	1,496	1,496	1,496	1,496
3/24/09(e)	25,510	318,110	6,377	6,378	6,377	6,378
3/24/09(f)	10,024	124,999	—	—	10,024	—

Total	48,018	598,784	12,343	9,591	18,210	7,874

(a)
These awards were originally granted by IAC with respect to IAC stock vesting in five equal annual installments on each of the first five anniversaries of the grant date, subject to continued employment.

  The awards were converted into RSUs with respect to ILG stock in connection with the spin-off and any amounts that would otherwise vest on or before February 28, 2009 were accelerated.

(b)
Represents awards that were initially granted by IAC as cliff vesting or growth awards a portion of which were converted into ILG RSUs vesting on February 16, 2010 with the rest split among IAC and the four Spincos (including ILG) and vesting on February 16, 2010. The growth awards were converted into non-performance-based awards.

(c)
This award vests in one lump sum installment on July 1, 2011, subject to continued employment.

(d)
Represents new awards granted by ILG in connection with the spin-off, which either cliff-vest at the end of four years from the grant date or vest in five equal annual installments on the first five anniversaries of the grant date. The performance conditions to which these awards were subject have been satisfied.

(e)
Represents Annual RSUs which vest in four equal annual installments on each of the first four anniversaries of the grant date, subject to continued employment. The performance conditions to which these awards were subject have been satisfied.

(f)
Represents performance RSUs which vest on the third anniversary of the grant date subject to continued employment. The number of shares included on the table is based on the number of shares determined to be earned based on 2009 EBITDA.

Stock Vested for Fiscal Year 2009

        The following table sets forth information with respect to the value to the named executive officers of restricted stock units that vested during 2009, based on the closing price for ILG shares on The NASDAQ Stock Market on the applicable vesting date, which does not reflect the current value. In 2009, none of the named executive officers had any options.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Craig Nash	106,232	1,239,727
Jeanette Marbert	31,544	334,912
William Harvey	13,279	123,760
Victoria Kincke	1,495	7,490
John Galea	2,001	13,101

(1)
The value is based on the closing price of our common stock on the vesting date.

Pension Benefits for Fiscal Year 2009 and Nonqualified Deferred Compensation for Fiscal Year 2009

        ILG does not offer a pension plan and does not have a deferred compensation plan for executive officers.

Potential Payments Upon Termination or Change in Control

  Change of Control

        Pursuant to the terms of ILG's equity compensation plans and the award agreements thereunder, upon a change of control as defined in the executive's employment agreement, or if the executive does not have an employment agreement, as defined in the relevant plan, the named executive officers are generally entitled to accelerated vesting of equity awards if, following such change in control, their employment is terminated by ILG for any reason other than death, disability or cause (as defined in the relevant employment agreement or plan document), or by the executive for good reason (as defined in the relevant employment agreement or plan document) (a "Qualifying Termination").

        Additionally, under Mr. Nash's employment agreement, Ms. Marbert's employment agreement and Mr. Harvey's employment agreement, Mr. Nash, Ms. Marbert and Mr. Harvey will be entitled to accelerated vesting of the RSUs granted under those agreements and equity awards granted after the effective date of those agreements in 2008, with each such award treated as if it vested in equal annual installments. In addition, Mr. Nash's employment agreement contains a provision requiring ILG to gross-up payments that are subject to an excise tax imposed by Section 4999 of the Internal Revenue Code. However, in the event the payment triggering the gross-up provision is 110% or less of the base amount times 2.99 (referred to as the safe harbor amount), instead of a gross-up, the amounts payable shall be reduced to the safe harbor amount.

  Severance

        Cash.    Upon a Qualifying Termination, ILG executive officers are entitled to salary continuation of, with respect to Mr. Nash, and Ms. Marbert, twenty-four months, with respect to Mr. Harvey, Ms. Kincke and Mr. Galea, 12 months. Additionally, under Mr. Nash's and Ms. Marbert's employment agreements, Mr. Nash and Ms. Marbert are entitled to pro rated portions of the bonus they would otherwise earn during the year in which the Qualifying Termination occurs, payable at the time such bonus would otherwise be determined.

        Equity.    Upon a Qualifying Termination, Mr. Nash, Ms. Marbert and Mr. Harvey will receive accelerated vesting for any equity awards granted after the 2008 effective date of the applicable employment agreement that would otherwise have vested within the salary continuation period, with each such award treated as if it vested in equal annual installments. Upon a change of control, Mr. Nash, Ms. Marbert and Mr. Harvey will receive accelerated vesting for any equity awards granted after the 2008 effective date of the applicable employment agreement that would otherwise have vested within the two years following the date of the termination, with each such award treated as if it vested in equal annual installments.

        Obligations.    The amounts payable upon a Qualifying Termination are all subject to the execution of a general release and to compliance with confidentiality, non-compete, non-solicitation of employees and non-solicitation of customer covenants set forth in the relevant employment agreements. Salary continuation payments will be offset by the amount of any compensation earned by an executive from other employment during the severance payment period.

        The amounts shown in the table assume that the termination or change in control was effective as of December 31, 2009 and that the price of ILG common stock on which certain calculations are based was the closing price of $12.47 on The NASDAQ Stock Market on that date. These amounts are estimates of the incremental amounts that would have been paid out to the executive upon such terminations/change in control, and do not take into account equity grants made, and contractual obligations entered into, after December 31, 2009. The actual amounts to be paid out can only be determined at the time the event actually occurs.

Name and Benefit	Termination without cause	Resignation for good reason	Change in Control	Termination w/o cause or for good reason in connection with Change in Control
Craig Nash
Cash Severance (salary and bonus)	2,421,959	2,421,959	—	2,421,959
RSUs (vesting accelerated)	7,671,846	7,671,846	6,398,045	12,711,594	(1)
280G Gross-Up(2)	—	—	2,053,361	5,456,711

Total estimated value	10,093,805	10,093,805	8,451,406	20,590,264

Jeanette Marbert
Cash Severance (salary and bonus)	1,291,711	1,291,711	—	1,291,711
RSUs (vesting accelerated)	1,792,202	1,792,202	1,639,908	3,111,347	(1)

Total estimated value	3,083,913	3,083,913	1,639,908	4,403,058

William Harvey
Cash Severance (salary)	325,000	325,000	—	325,000
RSUs (vesting accelerated)	347,377	347,377	694,754	1,132,987	(1)

Total estimated value	672,377	672,377	694,754	1,457,987

Victoria Kincke
Cash Severance (salary)	250,000	—	—	250,000	(3)
RSUs (vesting accelerated)	45,712	45,712	—	761,399	(1)

Total estimated value	295,712	45,712	—	1,011,399

John Galea
Cash Severance (salary)	250,000	—	—	250,000	(3)
RSUs (vesting accelerated)	61,453	61,453	—	662,541	(1)

Total estimated value	311,453	61,453	—	912,541

(1)
The acceleration of performance RSUs included in these amounts is based on the target numbers. These RSUs provide that the compensation committee may determine that a larger number of RSUs would have vested absent a change of control and cause such larger number of RSUs to vest.

(2)
The 280G gross-up amount does not take account of mitigation for payments being paid in consideration of non-competition, non-solicitation and similar agreements or as reasonable compensation.

(3)
With respect to Ms. Kincke and Mr. Galea, these payments are only made in the event of a termination without cause following a change of control.

 PROPOSAL 2—ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED INTERVAL LEISURE GROUP, INC. 2008 STOCK AND ANNUAL INCENTIVE PLAN

        ILG is asking its stockholders to approve the Amended and Restated Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan, or the Plan. The Plan is attached as Annex A to this proxy statement. The Plan has previously been amended and restated with respect to certain technical matters that do not require stockholder approval. The effectiveness of certain of these technical amendments is subject to approval by each of the other companies involved in the spin-off, four of the five companies including ILG, have approved.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of compensation expense that we can deduct for income tax purposes. In general, a public corporation cannot deduct compensation in excess of $1 million paid to any "covered employees," provided that compensation that qualifies as "performance-based" is not subject to this deduction limitation. The Plan allows the grant of performance awards that qualify as performance-based compensation under Section 162(m). To continue to qualify for this exemption, our stockholders must approve the material terms of the performance goals provided for in the Plan. The material terms of the Plan were originally approved prior to the spin-off by IAC, as our sole stockholder.

        To preserve the tax status of certain awards as performance-based and thereby to allow us to continue to fully deduct the compensation expense related to those awards we are asking that our stockholders approve the Plan. If this proposal is not adopted, the compensation committee intends to continue to grant awards under the Plan, but certain awards to executive officers would no longer be fully tax deductible by us.

        The board of directors recommends that you vote FOR the proposal to approve the Amended and Restated 2008 Stock and Annual Incentive Plan.

Summary of the Plan

        ILG has adopted the Amended and Restated Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan. The purpose of the Plan is to assist ILG in attracting, retaining and motivating officers and employees, and to provide ILG with the ability to provide incentives more directly linked to the profitability of our businesses and increases in stockholder value. In addition, the Plan provides for the assumption of awards pursuant to the adjustment of certain awards granted prior to the spin-off under the plans of IAC and its subsidiaries.

Administration

        The Plan is currently administered by the Compensation and Human Resources Committee and may be administered by such other committee of the Board as the ILG Board of Directors may from time to time designate, referred to as the Committee. Among other things, the Committee has the authority to select individuals to whom awards may be granted, to determine the type of award as well as the number of shares of ILG common stock to be covered by each award, and to determine the terms and conditions of any such awards.

Performance Goals

        The Plan allows the Committee to establish performance goals in connection with the grant of restricted stock, RSUs, bonus awards or other stock-based awards. In the case of performance-based awards that are intended to qualify under Section 162(m)(4) of the Internal Revenue Code of 1986, as amended, the performance goals will be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, net profit after tax, EBITDA, EBITA, gross profit, cash generation, unit volume, market share, sales, asset quality, earnings per share, operating income, revenues, return on assets, return on operating assets, return on equity, profits, total shareholder return (measured in terms of stock price appreciation and/or dividend growth), cost saving levels, marketing-spending efficiency, core non-interest income, change in working capital, return on capital and/or stock price, with respect to ILG or any subsidiary, division or department of ILG. Such performance goals also may be based upon the attaining of specified levels of ILG, subsidiary, affiliate or divisional performance under one or more of the measures described above relative to the performance of other entities, divisions or subsidiaries. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals."

        The compensation committee has established specific performance goals in connection with the grant of annual incentive awards and long-term incentive awards. These are described in more detail in the "Compensation Discussion and Analysis" section.

Eligibility

        In addition to individuals who hold outstanding adjusted awards, persons who serve or agree to serve as officers, employees, non-employee directors or consultants of ILG and its subsidiaries and affiliates are eligible to be granted awards under the Plan (other than adjusted awards that were assumed in connection with the spin-offs).

Shares Subject to the Plan

        The Plan authorizes the issuance of up to 5,000,000 shares of ILG common stock pursuant to awards under the plan, plus shares granted pursuant to the assumption of outstanding adjusted awards. No single participant may be granted awards covering in excess of 3,333,333 shares of ILG common stock over the life of the Plan.

        The shares of ILG common stock subject to grant under the Plan are to be made available from authorized but unissued shares or from treasury shares, as determined from time to time by the board of directors. Other than adjusted awards, to the extent that any award is forfeited, or any option or stock appreciation right terminates, expires or lapses without being exercised, or any award is settled for cash, the shares of ILG common stock subject to such awards not delivered as a result thereof will again be available for awards under the plan. If the exercise price of any option and/or the tax withholding obligations relating to any award are satisfied by delivering shares of ILG common stock (by either actual delivery or by attestation), only the number of shares of ILG common stock issued net of the shares of ILG common stock delivered or attested to will be deemed delivered for purposes of the limits in the plan. To the extent any shares of ILG common stock subject to an award are withheld to satisfy the exercise price (in the case of an option) and/or the tax withholding obligations relating to such award, such shares of ILG common stock will not generally be deemed to have been delivered for purposes of the limits set forth in the plan.

        In the event of certain extraordinary corporate transactions, the Committee or the board of directors will be able to make such substitutions or adjustments as it deems appropriate and equitable to (1) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the plan, (2) the various maximum limitations set forth in the plan, (3) the number and kind of shares or other securities subject to outstanding awards; and (4) the exercise price of outstanding options and stock appreciation rights.

Types of Awards

        As indicated above, several types of stock grants can be made under the Stock and Annual Incentive Plan. A summary of these grants is set forth below. The Stock and Annual Incentive Plan governs options and restricted stock units that converted from IAC options and IAC restricted stock units in connection with the spin-offs, as well as other award grants made following the spin-offs pursuant to such plans. Notwithstanding the foregoing, the terms that governed IAC options and IAC restricted stock units that converted into options and restricted stock units of ILG in connection with the spin-offs continue to govern such options and restricted stock units to the extent inconsistent with the terms described below.

Stock Options and Stock Appreciation Rights

        Stock options granted under the Stock and Annual Incentive Plan may either be incentive stock options or nonqualified stock options. Stock appreciation rights granted under the plan may either be granted alone or in tandem with a stock option. The exercise price of options and stock appreciation rights cannot be less than 100% of the fair market value of the stock underlying the options or stock appreciation rights on the date of grant. Optionees may pay the exercise price in cash or, if approved by the Committee, in ILG common stock (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or by withholding shares otherwise receivable on exercise. The term of options and stock appreciation rights will be as determined by the Committee, but an ISO may not have a term longer than ten years from the date of grant. The Committee will determine the vesting and exercise schedule of options and stock appreciation rights, and the extent to which they will be exercisable after the award holder's employment terminates. Generally, unvested options and stock appreciation rights terminate upon the termination of employment, and vested options and stock appreciation rights will remain exercisable for one year after the award holder's death, disability or retirement, and 90 days after the award holder's termination for any other reason. Vested options and stock appreciation rights will also terminate upon the optionee's termination for cause (as defined in the plan). Stock options and stock appreciation rights are transferable only by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order or in the case of nonqualified stock options or stock appreciation rights, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the participant's family members, to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise.

Restricted Stock

        Restricted stock may be granted with such restriction periods as the Committee may designate. The Committee may provide at the time of grant that the vesting of restricted stock will be contingent upon the achievement of applicable Performance Goals and/or continued service. The terms and conditions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by ILG. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, and is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than such restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a stockholder with respect to the restricted stock award.

Restricted Stock Units

        The Committee may grant restricted stock units payable in cash or shares of ILG common stock, conditioned upon continued service and/or the attainment of Performance Goals determined by the Committee. The terms and conditions of restricted stock unit awards (including any Performance Goals) need not be the same with respect to each participant.

Other Stock-Based Awards

        Other awards of ILG common stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon, ILG common stock, including (without limitation), unrestricted stock, dividend equivalents and convertible debentures, may be granted under the plan.

Bonus Awards

        Bonus awards granted to eligible employees of ILG and its subsidiaries and affiliates under the Plan will be based upon the attainment of the Performance Goals established by the Committee for the plan year or such shorter performance period as may be established by the Committee. Bonus amounts earned by any individual will be limited to $10 million for any plan year, pro rated (if so determined by the Committee) for any shorter performance period. Bonus amounts will be paid in cash or, in the discretion of ILG, in ILG common stock, as soon as practicable following the end of the plan year. The Committee may reduce or eliminate a participant's bonus award in any year notwithstanding the achievement of Performance Goals.

Change in Control

        In the event of a Change of Control (as defined in the Plan), the Committee will have the discretion to determine the treatment of awards granted under the Plan, including providing for the acceleration of such awards upon the occurrence of the Change of Control and/or upon a qualifying termination of employment (e.g., without cause or for good reason) following the Change of Control.

Amendment and Discontinuance

        The Plan may be amended, altered or discontinued by the board of directors, but no amendment, alteration or discontinuance may impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award, restricted stock unit award or bonus award previously granted without the optionee's or recipient's consent. Amendments to the Plan will require stockholder approval to the extent such approval is required by law or agreement.

Federal Income Tax Consequences

        The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to stock options. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

        Nonqualified Options.    Upon the grant of a nonqualified option, the optionee will not recognize any taxable income and ILG will not be entitled to a deduction. Upon the exercise of such an option or related SAR, the excess of the fair market value of the shares acquired on the exercise of the option or SAR over the exercise price or the cash paid under an SAR (the "spread") will constitute compensation taxable to the optionee as ordinary income. ILG, in computing its U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee, subject to the limitations of Code Section 162(m).

        ISOs.    An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and, thereby, may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay such tax.

        Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO, after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. ILG is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	4,399,846	(2)	$24.87	(3)	2,904,111
Equity compensation plans not approved by security holders	—		—		—
Total	4,399,846		$24.87		2,904,111

(1)
These plans include the 2008 Annual and Stock Incentive Plan, under which a variety of awards, including incentive or nonqualified stock options, restricted shares, restricted stock units, performance units, appreciation rights, bonus awards or any combination of the foregoing may be issued and the 2008 Deferred Compensation Plan for Non-Employee Directors, under which directors can purchase share units settled in common stock.

(2)
Includes an aggregate of (a) 2,643,230 shares issuable upon vesting of RSUs, (b) 1,744,920 shares issuable upon outstanding stock options and (c) 11,696 shares issuable upon settlement of share units issued under the Deferred Compensation Plan for Non-Employee Directors. Many of the RSUs and all of the stock options were issued as adjustments from awards originally issued by IAC prior to the spin-off.

(3)
Weighted average exercise price calculation excludes RSUs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of ILG common stock as of April 21, 2010, except as otherwise disclosed in the notes below, by:

  •
  each person who is known by ILG to own beneficially more than 5% of the outstanding common shares based on a review of filings with the SEC;

  •
  ILG's directors;

  •
  ILG's executive officers named in the Summary Compensation Table; and

  •
  ILG's current executive officers and directors as a group.

Unless otherwise indicated, beneficial owners listed here may be contacted at ILG's corporate headquarters at 6262 Sunset Drive, Miami, FL 33143. Except as otherwise described in the notes below,

the following beneficial owners have sole voting power and sole investment power with respect to all common shares set forth opposite their respective names:

	ILG Common Stock
Name and Address of Beneficial Owner	Shares	%
Liberty Media Corporation(1) 12300 Liberty Boulevard Englewood, CO 80112	16,643,961	29.3
Arrow Capital Management, LLC(2) 499 Park Avenue New York, NY 10022	3,989,304	7.0
Blackrock, Inc.(3) 40 East 52nd Street New York, NY 10022	3,190,851	5.6
Eagle Asset Management, Inc.(4) 880 Carillon Parkway St. Petersburg, Florida 33716	3,049,264	5.4
Gregory R. Blatt(5)	41,514	*
David Flowers(6)	—	—
John Galea	11,404	*
William L. Harvey	20,314	*
Gary S. Howard(5)	8,685	*
Victoria Kincke	11,641	*
Lewis Korman(5)	8,685	*
Thomas J. Kuhn(5)	9,477	*
Jeanette Marbert	51,778	*
Thomas J. McInerney(7)	87,778	*
Tom Murphy, Jr.(5)	8,685	*
Craig Nash	129,616	*
Avy H. Stein(5)	8,685	*
All executive officers and directors as a group (14 persons)	407,932	*

*
The percentage of shares beneficially owned does not exceed 1%.

(1)
Based upon information reported on a Schedule 13D which was filed with the SEC on August 29, 2008, Liberty Media Corporation is a publicly traded corporation. According to Liberty Media Corporation's Schedule 14A, filed April 24, 2008, Liberty's chairman, John C. Malone, controls 33% of the voting power of Liberty Media Corporation.

(2)
Based upon information regarding ILG holdings reported on Amendment No. 2 to Schedule 13G, which was filed with the SEC on February 16, 2010. According to the amended Schedule 13G, Arrow Capital Management, LLC, has shared voting power of 1,369,987 shares and shared dispositive power over 3,989,904 shares, including options to purchase up to 759,941 shares of ILG common stock. Other members of the group include Arrow Partners LP, Arrow Offshore, Ltd., Alexandre von Furstenberg, Mal Serure, Barry Diller and Diane von Furstenberg.

(3)
Based upon information regarding ILG holdings reported on a Schedule 13G which was filed with the SEC on January 29, 2010, Blackrock, Inc. and its subsidiaries beneficially own and have sole voting and dispositive rights over 3,190,851 shares.

(4)
Based upon information regarding ILG holdings reported on Amendment No. 1 to Schedule 13G which was filed with the SEC on January 26, 2010, Eagle Asset Management beneficially owns and has sole voting and dispositive rights over 3,049,264 shares.

(5)
Includes 5,144 RSUs that vest June 10, 2010. Excludes 8,685 RSUs that vest more than 60 days after the date hereof.

(6)
Excludes shares of common stock beneficially owned by Liberty, as to which Mr. Flowers disclaims beneficial ownership.

(7)
Consists of 61,519 shares of common stock, 5,144 RSUs scheduled to vest on June 10, 2010 options to purchase 20,648 shares of common stock and 467 restricted stock purchase rights. Excludes 8,685 RSUs that vest more than 60 days after the date hereof.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and owners of more than 10% of a registered class of ILG's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of ILG. Executive officers, directors and owners of more than 10% of the common shares are required by SEC regulations to furnish ILG with copies of all forms they file pursuant to Section 16(a).

        To our knowledge, based solely on review of the copies of such reports furnished to ILG and written representations that no other reports were required, during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except that Form 4s with respect to January 2009 vestings of RSUs for Ms. Marbert, Ms. Kincke and Mr. Galea were filed late due to administrative error.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the board of directors, the audit committee assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of ILG.

        The audit committee reviewed and discussed the audited consolidated financial statements of ILG for the year ended December 31, 2009 with management and the independent registered public accountants. Management has the responsibility for the preparation of ILG's consolidated financial statements, and for determining that the financial statements are complete and accurate and in accordance with U.S. generally accepted accounting principles. ILG's independent registered public accountants are responsible for planning and conducting audits for the examination of those consolidated financial statements.

        The audit committee obtained the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered public accountants any relationships that may impact their objectivity and independence. The audit committee also reviewed and discussed with the independent registered public accountants all communications required by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and reviewed and discussed the results of the independent registered public accountants' audit of the financial statements.

        Based on the above-described review and discussions with management and the independent registered public accountants, the audit committee recommended to the board of directors that ILG's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2009.

Audit Committee
Lewis J. Korman, Chairman
Gary S. Howard
Thomas J. Kuhn

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

        ILG has adopted a written policy for the review of transactions with related persons by the audit committee of the board of directors. The policy requires review, approval or ratification of transactions exceeding $120,000 in which ILG is a participant and in which an ILG director, executive officer, a significant stockholder or an immediate family member of any of the foregoing persons has a direct or indirect material interest. The audit committee determines whether these transactions are in, or not inconsistent with, the best interests of ILG and its stockholders, taking into consideration whether they are on terms no less favorable to ILG than those available with other parties and the related person's interest in the transaction. The relationships and related party transactions described below were entered into prior to or in connection with ILG's spin-off from IAC/Interactive in August 2008. The terms "related person" and "transaction" have the meanings set forth in Item 404(a) of Regulations S-K under the Securities Act.

Agreements with Liberty Media Corporation

        In May 2008, in connection with the settlement of litigation relating to the proposed spin-offs, IAC entered into a "Spinco Agreement" with Liberty Media Corporation, or Liberty, and affiliates of Liberty that hold shares of IAC common stock and/or Class B common stock (together with Liberty, the "Liberty Parties"), among others. At the time of the spin-offs, ILG and each of HSN, Inc., Ticketmaster Entertainment, Inc. and Tree.com, Inc., the other entities that were spun off from IAC in August 2008 (each a "Spinco") assumed from IAC all of those rights and obligations under the Spinco Agreement providing for post-spin-off governance arrangements at the Spincos. As of April 21, 2010, Liberty beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) 16,643,958 shares or 29.3% of ILG common stock. The following summary describes the material terms of those governance arrangements and related matters and is qualified by reference to the full Spinco Agreement, which previously have been filed with the SEC. As required by the Spinco Agreement, ILG entered into a registration rights agreement with the Liberty Parties at the time of the spin-off, as described below.

Spinco Agreement

Representation of Liberty on the Spinco Boards of Directors

        The Spinco Agreement generally provides that so long as Liberty beneficially owns securities of ILG representing at least 20% of the total voting power of ILG's equity securities, Liberty has the right to nominate up to 20% of the directors serving on ILG's board of directors (rounded up to the nearest whole number). Any director nominated by Liberty must be reasonably acceptable to a majority of the directors on ILG's Board who were not nominated by Liberty. All but one of Liberty's nominees serving on ILG's board of directors must qualify as "independent" under applicable stock exchange rules. In addition, the nominating and/or governance committee of the ILG Board may include only "Qualified Directors," namely directors other than any who were nominated by Liberty, are officers or employees of ILG or were not nominated by the nominating and/or governance committee of the ILG Board in their initial election to the board and for whose election any Liberty Party voted shares.

        Until August 2010, the Liberty Parties have agreed to vote all of the equity securities of ILG beneficially owned by them in favor of the election of the full slate of director nominees recommended to stockholders by the ILG board of directors so long as the slate includes the director-candidates that Liberty has the right to nominate.

Acquisition Restrictions

        The Liberty Parties have agreed in the Spinco Agreement not to acquire beneficial ownership of any equity securities of ILG (with specified exceptions) unless:

  •
  the acquisition was approved by a majority of the Qualified Directors;

  •
  the acquisition is permitted under the provisions described in "Competing Offers" below; or

  •
  after giving effect to the acquisition, Liberty's ownership percentage of the equity securities of ILG, based on voting power, would not exceed the Applicable Percentage.

        The "Applicable Percentage" initially is Liberty's ownership percentage of ILG upon the spin-off, based on voting power (approximately 29.6%), plus 5%, but in no event more than 35%. Following the spin-off, the Applicable Percentage will be reduced for specified transfers of equity securities of ILG by the Liberty Parties. During the first two years following the spin-off, acquisitions by the Liberty Parties are further limited to specified extraordinary transactions and, otherwise, to acquisitions representing no more than one-third of the ILG common stock received by the Liberty Parties in the spin-off.

Standstill Restrictions

        Until August 2010, unless a majority of the Qualified Directors consent or to the extent permitted by the provisions described under "Acquisition Restrictions" or "Competing Offers" or in certain other limited circumstances, no Liberty Party may:

  •
  offer to acquire beneficial ownership of any equity securities of ILG;

  •
  initiate or propose any stockholder proposal or seek or propose to influence, advise, change or control the management, board of directors, governing instruments or policies or affairs of ILG;

  •
  offer, seek or propose, collaborate on or encourage any merger or other extraordinary transaction;

  •
  subject any equity securities of ILG to a voting agreement;

  •
  make a request to amend any of the provisions described under "Acquisition Restrictions," "Standstill Restrictions" or "Competing Offers";

  •
  make any public disclosure, or take any action which could reasonably be expected to require ILG to make any public disclosure, with respect to any of the provisions described under "Standstill Restrictions"; or

  •
  enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the provisions described under "Standstill Restrictions."

Transfer Restrictions

        Unless a majority of the Qualified Directors consent, the Spinco Agreement prohibits transfers by the Liberty Parties of any equity securities of ILG to any person except for certain transfers, including:

  •
  transfers under Rule 144 under the Securities Act (or, if Rule 144 is not applicable, in "broker transactions");

  •
  transfers pursuant to a third party tender or exchange offer or in connection with any merger or other business combination, which merger or business combination has been approved by ILG;

  •
  transfers in a public offering in a manner designed to result in a wide distribution, provided that no such transfer is made, to the knowledge of the Liberty Parties, to any person whose ownership percentage (based on voting power) of ILG's equity securities, giving effect to the transfer, would exceed 15%;

  •
  a transfer of all of the equity securities of ILG beneficially owned by the Liberty Parties and their affiliates in a single transaction if the transferee's ownership percentage (based on voting power), after giving effect to the transfer, would not exceed the Applicable Percentage and only if the transferee assumes all of the rights and obligations (subject to limited exceptions) of the Liberty Parties under the Spinco Agreement relating to ILG;

  •
  specified transfers in connection with changes in the beneficial ownership of the ultimate parent company of a Liberty Party or a distribution of the equity interests of a Liberty Party or certain similar events; and

  •
  specified transfers relating to certain hedging transactions or stock lending transactions in respect of the Liberty Parties' equity securities in ILG, subject to specified restrictions.

        During the first two years following the spin-off, transfers otherwise permitted by the first and third bullets above will be prohibited, and transfers otherwise permitted by the fourth and sixth bullets above in respect of which IAC and ILG do not make certain determinations with respect to the transferee will be prohibited, unless such transfers represent no more than one-third of the ILG common stock received by the Liberty Parties in the spin-off.

Competing Offers

        During the period when Liberty continues to have the right to nominate directors to ILG's board of directors, if the ILG's board of directors determines to pursue certain types of transactions on a negotiated basis (either through an "auction" or with a single bidder), Liberty is granted certain rights to compete with the bidder or bidders, including the right to receive certain notices and information, subject to specified conditions and limitations. In connection with any such transaction that ILG is negotiating with a single bidder, ILG's board must consider any offer for a transaction made in good faith by Liberty but is not obligated to accept any such offer or to enter into negotiations with Liberty.

        If a third party (i) commences a tender or exchange offer for at least 35% of the capital stock of ILG other than pursuant to an agreement with ILG or (ii) publicly discloses that its ownership percentage (based on voting power) exceeds 20% and ILG's Board fails to take certain actions to block such third party from acquiring an ownership percentage of ILG (based on voting power) exceeding the Applicable Percentage, the Liberty Parties generally will be relieved of the obligations described under "Standstill Restrictions" and "Acquisition Restrictions" above to the extent reasonably necessary to permit Liberty to commence and consummate a competing offer. If Liberty's ownership percentage (based on voting power) as a result of the consummation of a competing offer in response to a tender or exchange offer described in (i) above exceeds 50%, any consent or approval requirements of the Qualified Directors in the Spinco Agreement will be terminated, and, following the later of the second anniversary of the spin-off and the date that Liberty's ownership percentage (based on voting power) exceeds 50%, the obligations described under "Acquisition Restrictions" will be terminated.

Other

        Amendments to the Spinco Agreement and determinations required to be made thereunder (including approval of transactions between a Liberty Party and ILG that would be reportable under the proxy rules) will require the approval of the Qualified Directors.

Registration Rights Agreement

        As indicated above under "Spinco Agreement," ILG granted to Liberty the registration rights described below at the time of the spin-off.

        Under the registration rights agreement, the Liberty Parties and their permitted transferees (the "Holders") are entitled to three demand registration rights (and unlimited piggyback registration rights) in respect of the shares of ILG common stock received by the Liberty Parties as a result of the spin-off and other shares of ILG common stock acquired by the Liberty Parties consistent with the Spinco Agreement (collectively, the "Registrable Shares"). The Holders are permitted to exercise their registration rights in connection with certain hedging transactions that they may enter into in respect of the Registrable Shares.

        ILG is obligated to indemnify the Holders, and each selling Holder is obligated to indemnify the Spinco, against specified liabilities in connection with misstatements or omissions in any registration statement.

Relationships Among ILG, IAC and the Spincos

        Following the spin-offs, the relationships among IAC, ILG and the other Spincos are governed by a number of agreements. These agreements include, among others:

  •
  a Separation and Distribution Agreement;

  •
  a Tax Sharing Agreement;

  •
  an Employee Matters Agreement; and

  •
  a Transition Services Agreement (collectively, the "Spin-Off Agreements").

        The summaries of each such agreement are qualified by reference to the full text of the applicable agreement which were previously filed with the SEC.

Separation and Distribution Agreement

        The Separation and Distribution Agreement sets forth the arrangements among IAC, ILG and each of the other Spincos regarding the principal transactions that were necessary to separate ILG and each of the other Spincos from IAC, as well as governs certain aspects of the relationship of ILG with IAC and other Spincos after the completion of the spin-offs.

        ILG and each other Spinco agreed to indemnify, defend and hold harmless (and to cause the other members of its respective group to indemnify, defend and hold harmless), under the Separation and Distribution Agreement, IAC and each of the other Spincos, and each of their respective current and former directors, officers and employees, from and against any losses arising out of any breach by such indemnifying companies of the Spin-Off Agreements, any failure by such indemnifying company to assume and perform any of the liabilities allocated to such company and any liabilities relating to the indemnifying company's financial and business information included in filings made with the SEC in connection with the spin-offs. IAC agrees to indemnify, defend and hold harmless ILG and each of the other Spincos, and each of their respective current and former directors, officers and employees, from and against losses arising out of any breach by IAC of the Spin-Off Agreements, and any failure by IAC to perform its obligations under the Separation and Distribution Agreement or any Spin-Off Agreement.

        In addition, the Separation and Distribution Agreement also governs insurance and related reimbursement arrangements, provision and retention of records, access to information and confidentiality, cooperation with respect to governmental filings and third party consents and access to property.

Tax Sharing Agreement

        The Tax Sharing Agreement governs the respective rights, responsibilities and obligations of IAC, ILG and each other Spinco after the spin-off with respect to taxes for periods ending on or before the spin-off. In general, pursuant to the Tax Sharing Agreement, IAC will prepare and file the consolidated federal income tax return, and any other tax returns that include IAC (or any of its subsidiaries) and ILG (or any of its subsidiaries) for all taxable periods ending on or prior to, or including, the distribution date of ILG with the appropriate tax authorities, and, except as otherwise set forth below, IAC will pay any taxes relating thereto to the relevant tax authority (including any taxes attributable to an audit adjustment with respect to such returns; provided that IAC will not be responsible for audit adjustments relating to the business of ILG (or any of its subsidiaries) with respect to pre-spin off periods if ILG fails to fully cooperate with IAC in the conduct of such audit). ILG will prepare and file all tax returns that include solely ILG and/or its subsidiaries and any separate company tax returns for ILG and/or its subsidiaries for all taxable periods ending on or prior to, or including, the distribution date of ILG, and will pay all taxes due with respect to such tax returns (including any taxes attributable to an audit adjustment with respect to such returns). In the event an adjustment with respect to a pre-spin off period for which IAC is responsible results in a tax benefit to ILG in a post-spin off period, ILG will be required to pay such tax benefit to IAC. In general, IAC controls all audits and administrative matters and other tax proceedings relating to the consolidated federal income tax return of the IAC group and any other tax returns for which the IAC group is responsible.

        Under the Tax Sharing Agreement, ILG generally (i) may not take (or fail to take) any action that would cause any representation, information or covenant contained in the separation documents or the documents relating to the IRS private letter ruling and the tax opinion regarding the spin-off to be untrue, (ii) may not take (or fail to take) any other action that would cause the spin-off to lose its tax free status, (iii) may not sell, issue, redeem or otherwise acquire any of its equity securities (or equity securities of members of its group), except in certain specified transactions for a period of 25 months following the spin-off, and (iv) may not, other than in the ordinary course of business, sell or otherwise dispose of a substantial portion of its assets, liquidate, merge or consolidate with any other person for a period of 25 months following the spin-off. During the 25-month period, ILG may take certain actions prohibited by these covenants if (i) it obtains IAC's prior written consent, (ii) it provides IAC with an IRS private letter ruling or an unqualified opinion of tax counsel to the effect that such actions will not affect the tax free nature of the spin-off, in each case satisfactory to IAC in its sole discretion, or (iii) IAC obtains a private letter ruling at ILG's request. In addition, with respect to actions or transactions involving acquisitions of ILG stock entered into at least 18 months after the distribution of ILG, ILG will be permitted to proceed with such transaction if it delivers an unconditional officer's certificate establishing facts evidencing that such acquisition satisfies the requirements of a specified safe harbor set forth in applicable U.S. Treasury Regulations, and IAC, after due diligence, is satisfied with the accuracy of such certification. The other Spincos are generally subject to the same provisions.

        Notwithstanding the receipt of any such IRS ruling, tax opinion or officer's certificate, generally ILG and each other Spinco must indemnify IAC and each other Spinco for any taxes and related losses resulting from (i) any act or failure to act by ILG or such Spinco described in the covenants above, (ii) any acquisition of equity securities or assets of ILG or another Spinco or any member of its group, and (iii) any breach by ILG or another Spinco or any member of its group of any representation or covenant contained in the separation documents or the documents relating to the IRS private letter ruling or tax opinion concerning the spin-off of such Spinco.

        Under U.S. federal income tax law, IAC, ILG and the other Spincos are severally liable for all of IAC's federal income taxes attributable to periods prior to and including the taxable year of IAC, which ended on December 31, 2008. Thus, if IAC failed to pay the federal income taxes attributable to it under the Tax Sharing Agreement for periods prior to and including the current taxable year of IAC, ILG and the other Spincos would be severally liable for such taxes. In the event ILG or another Spinco is required to make a payment in respect of a spin-off related tax liability of the IAC consolidated federal income tax return group under these rules for which such Spinco is not responsible under the Tax Sharing Agreement and full indemnification cannot be obtained from the Spinco responsible for such payment under the Tax Sharing Agreement, IAC will indemnify the Spinco that was required to make the payment from and against the portion of such liability for which full indemnification cannot be obtained from the Spinco responsible for such payment under the Tax Sharing Agreement.

        The Tax Sharing Agreement also contains provisions regarding the apportionment of tax attributes of the IAC consolidated federal income tax return group, the allocation of deductions with respect to compensatory equity interests, cooperation, and other customary matters. In general, tax deductions arising by reason of exercises of options to acquire IAC, ILG or other Spinco stock, vesting of "restricted" IAC, ILG or other Spinco stock, or settlement of restricted stock units with respect to IAC, ILG or other Spinco stock held by any person will be claimed by the party that employs such person at the time of exercise, vesting or settlement, as applicable (or in the case of a former employee, the party that last employed such person).

Employee Matters Agreement

        The Employee Matters Agreement covers a wide range of compensation and benefit issues related to the spin-offs. In general, under the Employee Matters Agreement:

  •
  IAC assumed or retained (i) all liabilities with respect to IAC employees, former IAC employees (excluding any former employees of the Spincos) and their dependents and beneficiaries under all IAC employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of all IAC employees, former IAC employees (excluding any former employees of the Spincos) and their dependents and beneficiaries; and

  •
  ILG assumed or retained (i) all liabilities under its employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of all ILG's employees, former employees and their dependents and beneficiaries.

        Following a transition period through the end of 2008 with respect to health and welfare benefits, as of January 1, 2009, ILG no longer participates in IAC's employee benefit plans and has established its own employee benefit plans that are substantially similar to the plans sponsored by IAC prior to the spin-offs. Through the end of 2008, IAC continued to provide health and welfare benefits to employees of ILG and ILG bore the cost of this coverage with respect to its employees. Assets and liabilities from the IAC Retirement Savings Plan relating to ILG employees and former employees were transferred to the newly established ILG Retirement Savings Plan at the beginning of 2009.

Transition Services Agreement

        Pursuant to a Transition Services Agreement among IAC, ILG and the other Spincos, some combination of the following services, among others, were provided on an interim, transitional basis from the completion of the spin-offs are being provided by/to the parties (and/or their respective businesses) as set forth below:

  •
  assistance with certain legal, finance, internal audit, human resources, insurance and tax affairs, including assistance with certain public company functions, from IAC to the Spincos;

  •
  continued coverage/participation for employees of the Spincos under IAC health and welfare plans on the same basis as immediately prior to the distribution;

  •
  the leasing/subleasing of office and/or data center space by IAC and its businesses to various Spincos (and vice versa);

  •
  assistance with the implementation and hosting of certain software applications by/from IAC and its businesses for various Spincos (and vice versa);

  •
  payroll processing services by Ticketmaster;

  •
  tax compliance services by HSN to ILG; and

  •
  such other services as to which any Spinco(s) and IAC may agree.

        The charges for these services are on a cost plus fixed percentage or agreed upon hourly rate basis. In general, the services provided by/to the parties (and/or their respective businesses) began on the date of the completion of the spin-offs and cover a period generally not expected to exceed 12 months following the spin-offs. Any party may terminate the agreement with respect to one or more particular services being received by it upon such notice as will be provided for in the Transition Services Agreement.

Other Transactions with IAC and its Subsidiaries

        Effective upon the completion of the spin-off, IAC ceased to be a related party to ILG. ILG paid a dividend in cash and senior notes issued by a subsidiary of ILG to IAC of $365.9 million and the receivable from IAC totaling $496.0 million was extinguished by recording a non-cash distribution to IAC. Due to a reconciliation of federal and state income taxes for the 2008 period prior to the spin-off and as provided for in the Tax Sharing Agreement entered into with IAC, during 2009 we recorded a $2.2 million increase to the amount distributed to IAC in connection with a reduced income tax liability.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS' FEES

        The following table sets forth fees for professional services rendered by Ernst & Young LLP. Fees billed by Ernst & Young LLP to IAC for periods prior to the August 20, 2008 spin-off date are not included below.

	2009 Estimated Fees		2008 Actual Fees
Audit Fees(1)
Financial statement audit	$746,955		$595,538
Statutory financial statement audits (international and Puerto Rico)	203,000	(3)	186,400
Accounting consultations on matters addressed during the audit or interim reviews	23,731		—
SEC filings, including consents and comment letters	49,217		47,381

Total Audit Fees	1,022,903		829,319

Audit-Related Fees(2)
Key operating statistics	37,000		42,000
Debt compliance report	5,000		5,000
M&A due diligence	100,000		—

Total Audit Related Fees	142,000		47,000

Tax Fees	—		—
All Other Fees	—		—

Total Fees	$1,164,903		$876,319

(1)
Includes fees and expenses related to the fiscal year integrated audit and SAS 100 interim reviews, notwithstanding when fees and expenses were billed or when the services were rendered.

(2)
Includes fees and expenses related to opinions on the Statements of Key Operating Exchange Statistics of Interval International, the Statements of Key Operating Statistics of Interval International doing business as Preferred Residences, debt compliance report and M&A due diligence, notwithstanding when fees and expenses were billed or when the services were rendered. Amount presented is an estimate.

(3)
Amounts in local currencies are converted at the respective exchange rates at December 31, 2009. The following is the breakdown of estimated international and Puerto Rico fees in U.S. dollars:

United Kingdom	$152,000
Argentina	20,000
Colombia	13,000
Dubai	9,000
Finland	7,000
Puerto Rico	2,000

$203,000

Audit Committee Pre-Approval of Independent Accountant Services

        The audit committee pre-approves, on an individual basis, all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services.

        Ernst & Young LLP has been selected by the audit committee to serve as ILG's independent registered public accountants for the fiscal year ending December 31, 2010. A representative of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

PROPOSAL 3—RATIFICATION OF THE SELECTION OF ILG'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        ILG is asking its stockholders to ratify the selection of Ernst & Young LLP as ILG's independent registered public accounting firm for the year ending December 31, 2010. Although ratification is not required, the board of directors is submitting the selection of Ernst & Young LLP to its stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of ILG and its stockholders.

        The board of directors recommends that you vote FOR the proposal to ratify the selection of Ernst & Young LLP as ILG's independent registered public accounting firm for the year ending December 31, 2010.

OTHER MATTERS

        Management does not know of any other matters which will be presented for action at the meeting. If any other matters shall properly come before the meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

Stockholder Proposals for 2011 Annual Meeting

        An eligible stockholder who wishes to have its qualifying stockholder proposal considered for inclusion in our proxy materials for such meeting must send a qualifying stockholder proposal to our Corporate Secretary at our executive offices at the address below no later than January 1, 2011. To qualify as an eligible stockholder with regard to making a stockholder proposal, a stockholder must, among other things, have continuously held at least $2,000 in market value or 1%, of our outstanding capital stock for at least one year by the date of submission of the stockholder proposal, and must continue to own that amount of stock through the date of the annual meeting.

        If you want to make a proposal or nominate a director for consideration at next year's Annual Meeting without having the proposal included in our proxy materials, you must comply with the current advance notice provisions and other requirements set forth in our Bylaws. Under our Bylaws, a stockholder may bring a matter to vote upon at an annual meeting by giving adequate notice to our Corporate Secretary. To be adequate, that notice must contain the information specified in our Bylaws and be received by us not earlier than February 15, 2011 nor later than 5:00 p.m., Eastern Time, on March 17, 2011. If, however, the date of the annual meeting is advanced or delayed by more than 30 days from June 15, 2011, timely notice by the stockholder must be delivered not later than the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

        If we do not receive your proposal or nomination by the appropriate deadline, then it may not be brought before the 2011 Annual Meeting. The fact that we may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

        All proposals or nominations should be addressed to Interval Leisure Group, Inc., 6262 Sunset Drive, Miami, Florida 33143, Attention: Corporate Secretary.

Householding

        The SEC permits a single Notice of Internet Availability of Proxy Materials or set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. A number of brokerage firms have instituted householding. Only one copy of our Notice of Internet Availability of Proxy Materials or this proxy statement and the attached annual report will be sent to certain beneficial stockholders who share a single address, unless any stockholder residing at that address gave contrary instructions.

        If any beneficiary stockholder residing at such an address desires at this time to receive a separate copy of our Notice of Internet Availability of Proxy Materials or this proxy statement and the attached annual report or if any such stockholder wishes to receive a separate proxy statement and annual report in the future, the stockholder should provide such instructions to ILG by calling ILG Investor Relations, at 305-666-1861x6030, or by writing Interval Leisure Group, Inc., 6262 Sunset Drive, Miami, Florida 33143, Attention: Investor Relations.

ANNUAL REPORTS

        Upon written request to the Corporate Secretary, Interval Leisure Group, Inc., 6262 Sunset Drive, Miami, Florida 33143, ILG will provide without charge to each person that solicited a copy of ILG's 2009 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. Copies are also available on our website, www.iilg.com. ILG will furnish requesting stockholders with any exhibit not contained in its 2009 Annual Report on Form 10-K upon payment of copying costs.

By order of the Board of Directors,
Victoria J. Kincke
 Secretary

Dated: April 26, 2010

 Annex A

AMENDED AND RESTATED INTERVAL LEISURE GROUP, INC.
2008 STOCK AND ANNUAL INCENTIVE PLAN

Section 1. Purpose; Definition

        The purpose of this Plan is (a) to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock and incentive plan providing incentives directly linked to stockholder value and (b) to assume and govern other awards pursuant to the adjustment of awards granted under any IAC Long Term Incentive Plan (as defined in the Employee Matters Agreement) in accordance with the terms of the Employee Matters Agreement ("Adjusted Awards"). Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:

          (a)     "Affiliate" means a corporation or other entity controlled by, controlling or under common control with, the Company.

          (b)     "Applicable Exchange" means Nasdaq or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

          (c)     "Award" means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or other stock-based award granted or assumed pursuant to the terms of this Plan, including Adjusted Awards.

          (d)     "Award Agreement" means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.

          (e)     "Beneficial Ownership" shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act.

          (f)      "Board" means the Board of Directors of the Company.

          (g)     "Bonus Award" means a bonus award made pursuant to Section 9.

          (h)     "Cause" means, unless otherwise provided in an Award Agreement, (i) "Cause" as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) the willful or gross neglect by a Participant of his employment duties; (B) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a Participant; (C) a material breach by a Participant of a fiduciary duty owed to the Company or any of its subsidiaries; (D) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Affiliates; or (E) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant's Award Agreement. Notwithstanding the general rule of Section 2(c), following a Change in Control, any determination by the Committee as to whether "Cause" exists shall be subject to de novo review.

          (i)      "Change in Control" has the meaning set forth in Section 10(c).

          (j)      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

          (k)     "Commission" means the Securities and Exchange Commission or any successor agency.

          (l)      "Committee" has the meaning set forth in Section 2(a).

          (m)    "Common Stock" means common stock, par value $0.01 per share, of the Company.

          (n)     "Company" means Interval Leisure Group, Inc., a Delaware corporation, or its successor.

          (o)     "Disability" means (i) "Disability" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define "Disability," (A) permanent and total disability as determined under the Company's long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, "Disability" as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code and, with respect to each Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (i) the Participant's "disability" within the meaning of Section 409A of the Code, (ii) the Participant's "separation from service" within the meaning of Section 409A of the Code and (iii) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

          (p)     "Disaffiliation" means a Subsidiary's or Affiliate's ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

          (q)     "EBITA" means for any period, operating profit (loss) plus (i) amortization, including goodwill impairment, (ii) amortization of non-cash distribution and marketing expense and non-cash compensation expense, (iii) restructuring charges, (iv) non-cash write-downs of assets or goodwill, (v) charges relating to disposal of lines of business, (vi) litigation settlement amounts and (vii) costs incurred for proposed and completed acquisitions.

          (r)     "EBITDA" means for any period, operating profit (loss) plus (i) depreciation and amortization, including goodwill impairment, (ii) amortization of non-cash distribution and marketing expense and non-cash compensation expense, (iii) restructuring charges, (iv) non-cash write-downs of assets or goodwill, (v) charges relating to disposal of lines of business, (vi) litigation settlement amounts and (vii) costs incurred for proposed and completed acquisitions.

          (s)     "Eligible Individuals" means directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates.

          (t)      "Employee Matters Agreement" means the Employee Matters Agreement by and among IAC, Ticketmaster, Interval Leisure Group, Inc., HSN, Inc. and Tree.com, Inc.

          (u)     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (v)     "Fair Market Value" means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.

          (w)    "Free-Standing SAR" has the meaning set forth in Section 5(b).

          (x)     "Grant Date" means (i) the date on which the Committee by resolution selects an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award or the formula for earning a number of shares or cash amount, (ii) such later date as the Committee shall provide in such resolution or (iii) the initial date on which an Adjusted Award was granted under the IAC Long Term Incentive Plan.

          (y)     "Group" shall have the meaning given in Section 13(d)(3) and 14(d)(2) of the Exchange Act.

          (z)     "IAC" means IAC/InterActiveCorp, a Delaware corporation.

          (aa)   "Incentive Stock Option" means any Option that is designated in the applicable Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code, and that in fact so qualifies.

          (bb)   "Individual Agreement" means an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

          (cc)   "Nasdaq" means the National Association of Securities Dealers Inc. Automated Quotation System.

          (dd)   "Nonqualified Option" means any Option that is not an Incentive Stock Option.

          (ee)   "Option" means an Award granted under Section 5.

          (ff)    "Participant" means an Eligible Individual to whom an Award is or has been granted.

          (gg)   "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock, Restricted Stock Units or Bonus Awards or other stock-based awards. In the case of Qualified-Performance Based Awards, (i) such goals shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, net profit after tax, EBITDA, EBITA, gross profit, cash generation, unit volume, market share, sales, asset quality, earnings per share, operating income, revenues, return on assets, return on operating assets, return on equity, profits, total stockholder return (measured in terms of stock price appreciation and/or dividend growth), cost saving levels, marketing-spending efficiency, core non-interest income, change in working capital, return on capital, and/or stock price, with respect to the Company or any Subsidiary, Affiliate, division or department of the Company and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon the attaining of specified levels of Company, Subsidiary, Affiliate or divisional performance under one or more of the measures described above relative to the performance of other entities, divisions or subsidiaries.

          (hh)   "Plan" means this Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan, as set forth herein and as hereafter amended from time to time.

          (ii)     "Plan Year" means the calendar year or, with respect to Bonus Awards, the Company's fiscal year if different.

          (jj)     "Qualified Performance-Based Award" means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 11.

          (kk)   "Restricted Stock" means an Award granted under Section 6.

          (ll)     "Restricted Stock Units" means an Award granted under Section 7.

          (mm) "Resulting Voting Power" shall mean the outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from a Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries).

          (nn)   "Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate at or after the Participant's attainment of age 65.

          (oo)   "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

          (pp)   "Separation" has the meaning set forth in the Employee Matters Agreement.

          (qq)   "Share" means a share of Common Stock.

          (rr)    "Specified Employee" shall mean any individual who is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) with respect to the Company and its Affiliates, as determined by the Company (or the Affiliate, in the event that the Affiliate and the Company are not considered a single employer under Sections 414(b) or 414(c) of the Code) in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st. All individuals who are determined to be key employees under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (without regard to paragraph (5) thereof) on December 31st shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the following April 1st.

          (ss)    "Stock Appreciation Right" has the meaning set forth in Section 5(b).

          (tt)    "Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

          (uu)   "Tandem SAR" has the meaning set forth in Section 5(b).

          (vv)   "Term" means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.

          (ww)  "Termination of Employment" means the termination of the applicable Participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, if a Participant's employment with, or membership on a board of directors of the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee director capacity or as an employee, as applicable, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. Notwithstanding the foregoing, with respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, "Termination of Employment" shall mean a "separation from service" as defined under Section 409A of the Code. For the avoidance of doubt, the Separation shall not constitute a Termination of Employment for purposes of any Adjusted Award.

Section 2. Administration

        (a)    Committee.    The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. The Committee shall, subject to Section 11, have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Among other things, the Committee shall have the authority, subject to the terms and conditions of the Plan and the Employee Matters Agreement (including the original terms of the grant of the Adjusted Award):

          (i)      to select the Eligible Individuals to whom Awards may from time to time be granted;

          (ii)     to determine whether and to what extent Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, other stock-based awards, or any combination thereof, are to be granted hereunder;

          (iii)    to determine the number of Shares to be covered by each Award granted hereunder;

          (iv)    to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;

          (v)     subject to Section 12, to modify, amend or adjust the terms and conditions of any Award;

          (vi)    to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

          (vii)   subject to Section 11, to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (viii)  to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

          (ix)    to establish any "blackout" period that the Committee in its sole discretion deems necessary or advisable;

          (x)     to determine whether, to what extent, and under what circumstances cash, Shares, and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

          (xi)    to decide all other matters that must be determined in connection with an Award; and

          (xii)   to otherwise administer the Plan.

        (b)    Procedures.

          (i)      The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 11, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

          (ii)     Subject to Section 11(c), any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

        (c)    Discretion of Committee.    Subject to Section 1(h), any determination made by the Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, Participants, and Eligible Individuals.

        (d)    Award Agreements.    The terms and conditions of each Award, as determined by the Committee, shall be set forth in an Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement's being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement. Award Agreements may be amended only in accordance with Section 12 hereof. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, in the event that any term of an Award Agreement conflicts with any provision of the Plan that specifically pertains to Section 409A of the Code, the provision of the Plan shall govern.

Section 3. Common Stock Subject to Plan

        (a)    Plan Maximums.    The maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be the sum of (a) the number of Shares that may be issuable upon exercise or vesting of the Adjusted Awards and (b) 5,000,000. The maximum number of Shares that may be granted pursuant to Options intended to be Incentive Stock Options shall be 3,333,333 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares.

        (b)    Individual Limits.    No Participant may be granted Awards covering in excess of 3,333,333 Shares during the term of the Plan; provided that Adjusted Awards shall not be subject to this limitation.

        (c)    Rules for Calculating Shares Delivered.

          (i)      With respect to Awards other than Adjusted Awards, to the extent that any Award is forfeited, or any Option and the related Tandem SAR (if any) or Free-Standing SAR terminates, expires or lapses without being exercised, or any Award is settled for cash, the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under the Plan.

          (ii)     With respect to Awards other than Adjusted Awards, if the exercise price of any Option and/or the tax withholding obligations relating to any Award are satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of the limits set forth in Section 3(a). To the extent any Shares subject to an Award are withheld to satisfy the exercise price (in the case of an Option) and/or the tax withholding obligations relating to such Award, such Shares shall not be deemed to have been delivered for purposes of the limits set forth in Section 3(a).

        (d)    Adjustment Provision.    In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, a "Corporate Transaction"), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan,

(ii) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and Stock Appreciation Rights. In the event of a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a "Share Change"), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and Stock Appreciation Rights. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which stockholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Goals applicable to any Awards to reflect any Share Change and any Corporate Transaction and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company's financial statements, notes to the financial statements, management's discussion and analysis or the Company's other SEC filings, provided that in the case of Performance Goals applicable to any Qualified Performance-Based Awards, such adjustment does not violate Section 162(m) of the Code. Any adjustment under this Section 3(d) need not be the same for all Participants.

        (e)    Section 409A.    Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 3(d) to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 3(d) to Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 3(d) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date to be subject thereto as of the Grant Date.

Section 4. Eligibility

        Awards may be granted under the Plan to Eligible Individuals and, with respect to Adjusted Awards, in accordance with the terms of the Employee Matters Agreement; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code) and, with respect to Adjusted Awards that are intended to qualify as incentive stock options within the meaning of Section 421 of the Code, in accordance with the terms of the Employee Matters Agreement.

Section 5. Options and Stock Appreciation Rights

        With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the Employee Matters Agreement and the terms of the Adjusted Award assumed under the Employee Matters Agreement:

        (a)    Types of Options.    Options may be of two types: Incentive Stock Options and Nonqualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option.

        (b)    Types and Nature of Stock Appreciation Rights.    Stock Appreciation Rights may be "Tandem SARs," which are granted in conjunction with an Option, or "Free-Standing SARs," which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Common Stock or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.

        (c)    Tandem SARs.    A Tandem SAR may be granted at the Grant Date of the related Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.

        (d)    Exercise Price.    The exercise price per Share subject to an Option or Free-Standing SAR shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the applicable Grant Date. In no event may any Option or Free-Standing SAR granted under this Plan be amended, other than pursuant to Section 3(d), to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Option or Free-Standing SAR with a lower exercise price or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option or Free-Standing SAR, unless such amendment, cancellation, or action is approved by the Company's stockholders.

        (e)    Term.    The Term of each Option and each Free-Standing SAR shall be fixed by the Committee, but shall not exceed ten years from the Grant Date.

        (f)    Vesting and Exercisability.    Except as otherwise provided herein, Options and Free-Standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option or Free-Standing SAR will become exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Option or Free-Standing SAR.

        (g)    Method of Exercise.    Subject to the provisions of this Section 5, Options and Free-Standing SARs may be exercised, in whole or in part, at any time during the applicable Term by giving written notice of exercise to the Company or through the procedures established with the Company's appointed third-party Option administrator specifying the number of Shares as to which the Option or Free-Standing SAR is being exercised; provided, however, that, unless otherwise permitted by the Committee, any such exercise must be with respect to a portion of the applicable Option or Free-Standing SAR relating to no less than the lesser of the number of Shares then subject to such Option or Free-Standing SAR or 100 Shares. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the purchase price (which shall equal the product of such number of Shares multiplied by the applicable exercise price) by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made as follows:

          (i)      Payments may be made in the form of unrestricted Shares (by delivery of such Shares or by attestation) of the same class as the Common Stock subject to the Option already owned by the Participant (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted.

          (ii)     To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms. To the extent permitted by applicable law, the Committee may also provide for Company loans to be made for purposes of the exercise of Options.

          (iii)    Payment may be made by instructing the Company to withhold a number of Shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of (A) the exercise price multiplied by (B) the number of Shares in respect of which the Option shall have been exercised.

        (h)    Delivery; Rights of Stockholders.    No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld. The applicable Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a), and (iii) in the case of an Option, has paid in full for such Shares.

        (i)    Terminations of Employment.    Subject to Section 10, a Participant's Options and Stock Appreciation Rights shall be forfeited upon such Participant's Termination of Employment, except as set forth below:

          (i)      Upon a Participant's Termination of Employment by reason of death, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the first anniversary of the date of such death and (B) the expiration of the Term thereof;

          (ii)     Upon a Participant's Termination of Employment by reason of Disability or Retirement, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the first anniversary of such Termination of Employment and (B) the expiration of the Term thereof;

          (iii)    Upon a Participant's Termination of Employment for Cause, any Option or Stock Appreciation Right held by the Participant shall be forfeited, effective as of such Termination of Employment;

          (iv)    Upon a Participant's Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the 90th day following such Termination of Employment and (B) expiration of the Term thereof; and

          (v)     Notwithstanding the above provisions of this Section 5(i), if a Participant dies after such Participant's Termination of Employment but while any Option or Stock Appreciation Right remains exercisable as set forth above, such Option or Stock Appreciation Right may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) expiration of the Term thereof and (B) the last date on which such Option or Stock Appreciation Right would have been exercisable, absent this Section 5(i)(v).

Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Employment; provided, however, that if such rules are less favorable to the Participant than those set forth above, such rules are set forth in the applicable Award Agreement. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Option.

        (j)    Nontransferability of Options and Stock Appreciation Rights.    No Option or Free-Standing SAR shall be transferable by a Participant other than (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Option or Free-Standing SAR, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant's family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. A Tandem SAR shall be transferable only with the related Option as permitted by the preceding sentence. Any Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 5(j), it being understood that the term "Participant" includes such guardian, legal representative and other transferee; provided, however, that the term "Termination of Employment" shall continue to refer to the Termination of Employment of the original Participant.

Section 6. Restricted Stock

        With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the Employee Matters Agreement and the terms of the Adjusted Award assumed under the Employee Matters Agreement:

        (a)    Nature of Awards and Certificates.    Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and, in the case of Restricted Stock, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Interval Leisure Group, Inc. 2008

    Stock and Annual Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Interval Leisure Group, Inc., 6262 Sunset Drive, Miami FL, 33143."

    The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        (b)    Terms and Conditions.    Shares of Restricted Stock shall be subject to the following terms and conditions:

          (i)      The Committee shall, prior to or at the time of grant, condition the vesting or transferability of an Award of Restricted Stock upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate such an Award as a Qualified Performance-Based Award. The conditions for grant, vesting, or transferability and the other provisions of Restricted Stock Awards (including without limitation any Performance Goals) need not be the same with respect to each Participant.

          (ii)     Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Award for which such vesting restrictions apply and until the expiration of such vesting restrictions (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.

          (iii)    Except as provided in this Section 6 and in the applicable Award Agreement, the applicable Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Award Agreement and subject to Section 14(e), (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, and (B) subject to any adjustment pursuant to Section 3(d), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.

          (iv)    Except as otherwise set forth in the applicable Award Agreement, upon a Participant's Termination of Employment for any reason during the Restriction Period, all Shares of Restricted Stock still subject to restriction shall be forfeited by such Participant; provided, however, that subject to Section 11(b), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant's Shares of Restricted Stock.

          (v)     If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

Section 7. Restricted Stock Units

        With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the Employee Matters Agreement and the terms of the Adjusted Award assumed under the Employee Matters Agreement:

        (a)    Nature of Awards.    Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares or both, based upon the Fair Market Value of a specified number of Shares.

        (b)    Terms and Conditions.    Restricted Stock Units shall be subject to the following terms and conditions:

          (i)      The Committee shall, prior to or at the time of grant, condition the grant, vesting, or transferability of Restricted Stock Units upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate such Awards as Qualified Performance-Based Awards. The conditions for grant, vesting or transferability and the other provisions of Restricted Stock Units (including without limitation any Performance Goals) need not be the same with respect to each Participant. Except as otherwise provided in Section 7(b)(iv) or in the applicable Award Agreement, an Award of Restricted Stock Units shall be settled if and when the Restricted Stock Units vest (but in no event later than two and a half months after the end of the fiscal year in which the Restricted Stock Units vest).

          (ii)     Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Units for which such vesting restrictions apply and until the expiration of such vesting restrictions (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

          (iii)    The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to Section 14(e) below).

          (iv)    Except as otherwise set forth in the applicable Award Agreement, upon a Participant's Termination of Employment for any reason during the Restriction Period, all Restricted Stock Units still subject to restriction shall be forfeited by such Participant; provided, however, that subject to Section 11(b), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant's Restricted Stock Units, provided, however, if any of such Participant's Restricted Stock Units constitute a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, settlement of such Restricted Stock Units shall not occur until the earliest of (1) the date such Restricted Stock Units would otherwise be settled pursuant to the terms of the Award Agreement or (2) the Participant's "separation of service" within the meaning of Section 409A of the Code.

Section 8. Other Stock-Based Awards

        Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Common Stock, including (without limitation), unrestricted stock, performance units, dividend equivalents, and convertible debentures, may be granted under the Plan.

Section 9. Bonus Awards

        (a)    Determination of Awards.    The Committee shall determine the total amount of Bonus Awards for each Plan Year or such shorter performance period as the Committee may establish in its sole discretion. Prior to the beginning of the Plan Year or such shorter performance period as the Committee may establish in its sole discretion (or such later date as may be prescribed by the Internal Revenue Service under Section 162(m) of the Code), the Committee shall establish Performance Goals for Bonus Awards for the Plan Year or such shorter period; provided, that such Performance Goals may be established at a later date for Participants who are not "covered employees" (within the meaning of Section 162(m)(3) of the Code). Bonus amounts payable to any individual Participant with respect to a Plan Year will be limited to a maximum of $10 million. For performance periods that are shorter than a Plan Year, such $10 million maximum may be pro-rated if so determined by the Committee.

        (b)    Payment of Awards.    Bonus Awards under the Plan shall be paid in cash or in shares of Common Stock (valued at Fair Market Value as of the date of payment) as determined by the Committee, as soon as practicable following the close of the Plan Year or such shorter performance period as the Committee may establish. It is intended that a Bonus Award will be paid no later than the fifteenth (15th) day of the third month following the later of: (i) the end of the Participant's taxable year in which the requirements for such Bonus Award have been satisfied by the Participant or (ii) the end of the Company's fiscal year in which the requirements for such Bonus Award have been satisfied by the Participant. To the extent provided by the Committee, a Participant may elect to defer receipt of amounts payable under a Bonus Award for a specified period, or until a specified event, subject in each case to the Committee's approval and the terms of any applicable deferred compensation plan that complies with Section 409A of the Code. The Bonus Award for any Plan Year or such shorter performance period to any Participant may be reduced or eliminated by the Committee in its discretion.

Section 10. Change in Control Provisions

        (a)    Adjusted Awards.    With respect to all Adjusted Awards, subject to Sections 3(d), 3(e), 10(e) and 14(k), unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, upon a Participant's Termination of Employment, during the two-year period following a Change in Control (as defined in the long term incentive plan of IAC or the applicable SpinCo (as defined in the Employee Matters Agreement) for which the Participant worked immediately following the Separation (the applicable employer referred to as the "Employer")), by the Participant's Employer, by the Company other than for Cause or Disability or by the Participant for Good Reason (as defined below):

          (i)      any Options outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be fully exercisable and vested and shall remain exercisable until the later of (i) the last date on which such Option would be exercisable in the absence of this Section 10(a) and (ii) the earlier of (A) the first anniversary of such Change in Control and (B) expiration of the Term of such Option;

          (ii)     the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall become free of all restrictions and become fully vested and transferable; and

          (iii)    all Restricted Stock Units outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be considered to be earned and payable in full, and any restrictions shall lapse and such Restricted Stock Units shall be settled as promptly as is practicable in (subject to Section 3(d)) the form set forth in the applicable Award Agreement, provided, however, that with respect to any Restricted Stock Unit that constitutes

  "nonqualified deferred compensation" within the meaning of Section 409A of the Code, the settlement of such Restricted Stock Units pursuant to this Section 10(a)(iii) shall only occur upon the Change in Control if such Change in Control constitutes a "change in the ownership of the corporation," a "change in effective control of the corporation" or a "change in the ownership of a substantial portion of the assets of the corporation," within the meaning of Section 409A(a)(2)(v) of the Code.

        (b)    Impact of Event on Awards other than Adjusted Awards.    Subject to Sections 3(d), 3(e), 10(e), 12(d) and 14(k), unless otherwise provided in any applicable Award Agreement and except as otherwise provided in paragraph (a) of this Section 10, in connection with a Change of Control, the Committee may make such adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes, including, without limitation, the acceleration of vesting of Awards either upon a Change of Control or upon various terminations of employment following a Change of Control. The Committee may provide for such adjustments as a term of the Award or may make such adjustments following the granting of the Award.

        (c)    Definition of Change in Control.    For purposes of the Plan, unless otherwise provided in an option agreement or other agreement relating to an Award, a "Change in Control" shall mean the happening of any of the following events:

          (i)      The acquisition by any individual, entity or Group (a "Person"), other than the Company, of Beneficial Ownership of equity securities of the Company representing more than 50% of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that any acquisition that would constitute a Change in Control under this subsection (i) that is also a Business Combination shall be determined exclusively under subsection (iii) below; or

          (ii)     Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Incumbent Directors at such time shall become an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii)    Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company, the purchase of assets or stock of another entity, or other similar corporate transaction (a "Business Combination"), in each case, unless immediately following such Business Combination, (A) more than 50% of the Resulting Voting Power shall reside in Outstanding Company Voting Securities retained by the Company's stockholders in the Business Combination and/or voting securities received by such stockholders in the Business Combination on account of Outstanding Company Voting Securities, and (B) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination were Incumbent Directors at the time of the initial agreement, or action of the Board, providing for such Business Combination; or

          (iv)    Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, the Separation shall not constitute a Change in Control. For the avoidance of doubt, with respect to an Adjusted Award held by a Participant, any reference in the Plan to Change in Control and any reference in an Award Agreement or the applicable IAC Long Term

Incentive Plan to a "change in control," "change of control" or similar definition shall be deemed to refer to a Change of Control as defined in the long term incentive plan of the Participant's Employer.

        (d)     For purposes of this Section 10, "Good Reason" means (i) "Good Reason" as defined in any Individual Agreement or Award Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason, without the Participant's prior written consent: (A) a material reduction in the Participant's rate of annual base salary from the rate of annual base salary in effect for such Participant immediately prior to the Change in Control, (B) a relocation of the Participant's principal place of business more than 35 miles from the city in which such Participant's principal place of business was located immediately prior to the Change in Control or (C) a material and demonstrable adverse change in the nature and scope of the Participant's duties from those in effect immediately prior to the Change in Control. In order to invoke a Termination of Employment for Good Reason, a Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (A) through (C) within 90 days following the Participant's knowledge of the initial existence of such condition or conditions, and the Company shall have 30 days following receipt of such written notice (the "Cure Period") during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within 90 days following the Cure Period in order for such Termination of Employment to constitute a Termination of Employment for Good Reason.

        (e)     Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 10 shall be applicable only (A) to the extent specifically provided in the Award Agreement and as permitted pursuant to Section 14(k) and (B) if such Change in Control constitutes a "change in the ownership of the corporation", a "change in the effective control of the corporation" or a "change in the ownership of a substantial portion of the assets of the corporation" within the meaning of Section 409A(a)(2)(v) of the Code.

Section 11. Qualified Performance-Based Awards; Section 16(b)

        (a)     The provisions of this Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Participant who is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such Option or Stock Appreciation Right is expected to be deductible to the Company qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention (including, without limitation, to require that all such Awards be granted by a committee composed solely of members who satisfy the requirements for being "outside directors" for purposes of the Section 162(m) Exemption ("Outside Directors")). When granting any Award other than an Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of Outside Directors).

        (b)     Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement (as certified in writing by the Committee, except if compensation is attributable solely to the increase in the value of the Common Stock) of one or more Performance Goals (but in no event shall such Award be payable later than two and a half months after the end of the fiscal year in which the Qualified Performance-Based Award becomes earned and vested (as applicable)), together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate, and no

Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award under this Plan, in any manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption; provided, however, that (i) the Committee may provide, either in connection with the grant of the applicable Award or by amendment thereafter, that achievement of such Performance Goals will be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify for the Section 162(m) Exemption as of the Grant Date, and (ii) the provisions of Section 10 shall apply notwithstanding this Section 11(b).

        (c)     The full Board shall not be permitted to exercise authority granted to the Committee to the extent that the grant or exercise of such authority would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

        (d)     The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act ("Section 16(b)"). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

Section 12. Term, Amendment and Termination

        (a)    Effectiveness.    The Plan shall be effective as of the date (the "Effective Date") it is adopted by the Board, subject to the approval by the holders of at least a majority of the voting power represented by outstanding capital stock of the Company that is entitled generally to vote in the election of directors.

        (b)    Termination.    The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

        (c)    Amendment of Plan.    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant's consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange.

        (d)    Amendment of Awards.    Subject to Section 5(d), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or without the Participant's consent materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

Section 13. Unfunded Status of Plan

        It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. Solely to the extent permitted under Section 409A, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Notwithstanding any other provision of this Plan to the contrary, with respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, no trust shall be funded with respect to any such Award if such funding would result in taxable income to the Participant by reason of Section 409A(b) of the Code and in no event shall any such trust assets at any time be located or transferred outside of the United States, within the meaning of Section 409A(b) of the Code.

Section 14. General Provisions

        (a)    Conditions for Issuance.    The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

        (b)    Additional Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

        (c)    No Contract of Employment.    The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

        (d)    Required Taxes.    No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

        (e)    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 14(e).

        (f)    Designation of Death Beneficiary.    The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant's death are to be paid or by whom any rights of such eligible Individual, after such Participant's death, may be exercised.

        (g)    Subsidiary Employees.    In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled should revert to the Company.

        (h)    Governing Law and Interpretation.    The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

        (i)    Non-Transferability.    Except as otherwise provided in Section 5(j) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

        (j)    Foreign Employees and Foreign Law Considerations.    The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

        (k)    Section 409A of the Code.    It is the intention of the Company that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 14(k), and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a "nonqualified deferred compensation plan" subject to Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant's Termination of Employment shall be delayed until the earlier of (A) the first day of the seventh month following the Participant's Termination of Employment if the Participant is a "specified employee" within the meaning of Section 409A of the Code and (B) the Participant's death.

        (l)    Employee Matters Agreement.    Notwithstanding anything in this Plan to the contrary, to the extent that the terms of this Plan are inconsistent with the terms of an Adjusted Award, the terms of the Adjusted Award shall be governed by the Employee Matters Agreement, the applicable IAC Long-Term Incentive Plan and the award agreement entered into thereunder.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0000066492_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Craig M. Nash 02 Gregory R. Blatt 03 David Flowers 04 Gary S. Howard 05 Lewis J. Korman 06 Thomas J. Kuhn 07 Thomas J. McInerney 08 Thomas P. Murphy, Jr. 09 Avy H. Stein INTERVAL LEISURE GROUP INC 6262 SUNSET DRIVE MIAMI, FL 33143 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 To approve the Amended and Restated Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan. 3 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Interval Leisure Group for the fiscal year ending December 31, 2010. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000066492_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . INTERVAL LEISURE GROUP INC Annual meeting of the board of directors 6/15/2010 01:00 PM The stockholder(s) hereby appoint(s) Craig M. Nash, Jeanette E. Marbert and William L. Harvey, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INTERVAL LEISURE GROUP INC that the shareholder(s) is/are entitled to vote at the Annual meeting of stockholder(s) to be held at 1:00 PM, EDT on 6/15/2010, at the Miami Marriott Dadeland, 9090, S. Dadeland Boulevard, Miami, Florida 33156, and any adjournment or postponement thereof. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000066491_1 R2.09.05.010 INTERVAL LEISURE GROUP INC INTERVAL LEISURE GROUP INC 6262 SUNSET DRIVE MIAMI, FL 33143 Annual Meeting April 21, 2010 June 15, 2010 June 15, 2010 1:00 PM EDT Miami Marriott Dadeland 9090 S. Dadeland Boulevard Miami, Florida 33156

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. How To Vote 0000066491_2 R2.09.05.010 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 01, 2010 to facilitate timely delivery.

Voting items 0000066491_3 R2.09.05.010 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Craig M. Nash 02 Gregory R. Blatt 03 David Flowers 04 Gary S. Howard 05 Lewis J. Korman 06 Thomas J. Kuhn 07 Thomas J. McInerney 08 Thomas P. Murphy, Jr. 09 Avy H. Stein The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve the Amended and Restated Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan. 3 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Interval Leisure Group for the fiscal year ending December 31, 2010. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000066491_4 R2.09.05.010

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000066489_1 R2.09.05.010 INTERVAL LEISURE GROUP INC Annual Meeting June 15, 2010 June 15, 2010 1:00 PM EDT April 21, 2010 Miami Marriott Dadeland 9090 S. Dadeland Boulevard Miami, Florida 33156 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only Before You Vote How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. 0000066489_2 R2.09.05.010 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 01, 2010 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000066489_3 R2.09.05.010 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Craig M. Nash 02 Gregory R. Blatt 03 David Flowers 04 Gary S. Howard 05 Lewis J. Korman 06 Thomas J. Kuhn 07 Thomas J. McInerney 08 Thomas P. Murphy, Jr. 09 Avy H. Stein The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve the Amended and Restated Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan. 3 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Interval Leisure Group for the fiscal year ending December 31, 2010. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000066489_4 R2.09.05.010

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
PROPOSAL 1—ELECTION OF DIRECTORS
Information Regarding the Director Nominees
CORPORATE GOVERNANCE
Director Compensation
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards for Fiscal Year 2009
Outstanding Equity Awards at Fiscal Year-End for Fiscal Year 2009
Stock Vested for Fiscal Year 2009
Pension Benefits for Fiscal Year 2009 and Nonqualified Deferred Compensation for Fiscal Year 2009
PROPOSAL 2—ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED INTERVAL LEISURE GROUP, INC. 2008 STOCK AND ANNUAL INCENTIVE PLAN
Equity Compensation Plan Information
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS' FEES
PROPOSAL 3—RATIFICATION OF THE SELECTION OF ILG'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
ANNUAL REPORTS
  Annex A
AMENDED AND RESTATED INTERVAL LEISURE GROUP, INC. 2008 STOCK AND ANNUAL INCENTIVE PLAN